     As filed with the Securities and                 Registration No. 333-68740
Exchange Commission on December 30, 2002.                              811-10487

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM N-1A

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]
                           Pre-Effective Amendment No.                       [ ]

                         Post-Effective Amendment No. 4                      [x]

                                     and/or
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                   ACT OF 1940                               [ ]

                                 Amendment No. 5                             [x]

                        (Check appropriate box or boxes)
                            ------------------------
                            HOTCHKIS AND WILEY FUNDS

               (Exact name of registrant as specified in Charter)

     725 S. Figueroa Street, 39th Floor
           Los Angeles, California                                   90017-5439
    (Address of Principal Executive Offices)                         (Zip Code)
        Registrant's Telephone Number, including Area Code (213) 430-1000

                                Anna Marie Lopez
                       725 S. Figueroa Street, 39th Floor
                       Los Angeles, California 90017-5439
                     (Name and Address of Agent for Service)
                                 with a copy to:

                             Karin Jagel Flynn, Esq.
                        Vedder, Price, Kaufman & Kammholz
                            222 North LaSalle Street
                             Chicago, IL 60601-1003

     Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[X]  on January 1, 2003 pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================
Title of Securities Being Registered..............Shares of Beneficial Interest,
                                                    $.001 par value per share.

This Post-Effective Amendment is not intended to amend the Prospectuses of the Hotchkis and Wiley Large Cap Value Fund, Hotchkis and Wiley Mid-Cap Value Fund and Hotchkis and Wiley Small Cap Value Fund dated August 28, 2002 (File No. 333-68740).

                      P R O S P E C T U S - CLASS I SHARES
                                DECEMBER 31, 2002


ALL CAP VALUE FUND



[HOTCHKIS AND WILEY LOGO] HOTCHKIS AND WILEY FUNDS



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                        PAGE
FUND FACTS

About the Fund                                                            2
Risk/Return Bar Chart                                                     3
Fees and Expenses                                                         4

ABOUT THE DETAILS

How the Fund Invests                                                      5
Investment Risks                                                          5
Additional Information                                                    8

SHAREHOLDER SERVICES

About Class I Shares                                                      9
How to Buy Shares                                                        10
How to Sell Shares                                                       11
How to Exchange Shares                                                   14
How Shares are Priced                                                    14
Dividends and Taxes                                                      15

THE MANAGEMENT TEAM

Management of the Fund                                                   16
Financial Highlights                                                     16

INFORMATION ABOUT THE FUND                                           BACK COVER

                            HOTCHKIS AND WILEY FUNDS

FUND FACTS

ABOUT THE FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Hotchkis and Wiley All Cap Value Fund's ("Fund") investment objective is capital appreciation.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund is a value-oriented fund and normally invests in common stocks of U.S. companies that Hotchkis and Wiley Capital Management, LLC (the "Advisor") believes have strong capital appreciation potential. There are no capitalization requirements for the securities in which the Fund may invest. The Fund may purchase securities in initial public offerings ("IPOs").

VALUE INVESTING:
In investing the assets of the Fund, the Advisor follows a value style. This means that the Advisor buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. There are no capitalization requirements for the securities in which the Fund may invest. Value characteristics normally include:

     -    low PRICE-TO-EARNINGS RATIO relative to the market

     -    low PRICE-TO-BOOK VALUE RATIO relative to the market

In most equity markets, a large number of stocks are "mispriced" by investors due to emotional decisions or limited Wall Street coverage. Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries. The portfolio managers exploit these inefficiencies by employing a disciplined bottom-up, value-oriented investment style with an emphasis on internally generated fundamental research. The investment process is designed to expose the Fund to value factors which the portfolio managers believe will lead to attractive risk-adjusted returns.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
As with any mutual fund, the value of the Fund's investments, and therefore the value of Fund shares, may go down. These changes may occur because a particular stock or stock market in which a Fund invests is falling. Also, Fund management may select securities which underperform the stock market or other funds with similar investment objectives and investment strategies. Securities purchased in IPOs may not be available in sufficient quantity to affect the Fund's performance, may be subject to greater and more unpredictable price changes than more established stocks and may produce losses. If the value of the Fund's investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

The Fund is non-diversified and may invest in a relatively small number of securities. By concentrating in a smaller number of investments, the Fund's risk profile may be increased because each investment has a greater effect on the Fund's performance.

The Fund's value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the Standard & Poor's 500 Index. Also, the returns of the Fund will not necessarily be similar to the returns of the Standard & Poor's 500 Index.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Generally, the stock prices of small and mid-size companies vary more than the stock prices of large companies and may present above average risk. Securities of small and mid cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Investing in securities of small or mid cap companies requires a long-term view.

See "Investment Risks" for more information about the risks associated with the Fund.

WHO SHOULD INVEST?
The Fund may be an appropriate investment for you if you:

     - Are seeking capital appreciation and can withstand the share price volatility of equity investing.

     -    Want a professionally managed portfolio.

     - Are willing to accept the risk that the value of your investment may decline in order to seek capital appreciation.

     -    Are not looking for current income.

RISK/RETURN BAR CHART

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had not commenced operations prior to the date of this prospectus, the bar chart and table are not shown.

FEES AND EXPENSES

The Fund offers four different classes of shares. Only Class I shares are offered in this prospectus. Class A, Class B and Class C shares are offered through a separate prospectus. Not everyone is eligible to buy Class I shares.

THE TABLE SHOWS THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS I SHARES. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.

          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (a):
          Maximum Sales Charge (Load) imposed on purchases                                  None
          Maximum Deferred Sales Charge (Load)                                              None
          Maximum Sales Charge (Load) imposed on Dividend Reinvestments                     None
          Redemption Fee                                                                    None
          Exchange Fee                                                                      None
          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S
            TOTAL ASSETS):
          Management Fees (b)                                                               0.75%
          Distribution and/or Service (12b-1) Fees                                          None
          Other Expenses (including transfer agency fees) (c)                               1.69%
          TOTAL ANNUAL FUND OPERATING EXPENSES                                              2.44%
          Fee Waiver and/or Expense Reimbursement (b)                                       1.19%
          NET ANNUAL FUND OPERATING EXPENSES (b)                                            1.25%

(a) CERTAIN SECURITIES DEALERS OR OTHER FINANCIAL INTERMEDIARIES MAY CHARGE A FEE TO PROCESS A PURCHASE OR SALE OF SHARES. SEE "HOW TO BUY SHARES," "HOW TO SELL SHARES" AND "HOW TO EXCHANGE SHARES." THERE IS A $15 FEE FOR OUTGOING WIRE TRANSACTIONS.

(b) THE ADVISOR HAS CONTRACTUALLY AGREED TO WAIVE ADVISORY FEES AND/OR REIMBURSE EXPENSES THROUGH DECEMBER 31, 2003, AS SHOWN IN THE TABLE.

(c) OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS OF EXPENSES THAT THE FUND EXPECTS TO INCUR IN ITS INITIAL FISCAL YEAR.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to that particular class and that the Fund's operating expenses remain the same except for the expense reimbursement in effect for the first year. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR      3 YEARS
               Fund                          $    127    $     647*

* THIS EXPENSE DOES NOT REFLECT THE CONTINUATION BEYOND THE FIRST YEAR OF THE CONTRACTUAL ARRANGEMENT BETWEEN THE ADVISOR AND THE FUND THAT LIMITS EXPENSES INCURRED BY THE FUND. THIS ARRANGEMENT EXPIRES ON DECEMBER 31, 2003 AND IS RENEWABLE.

ABOUT THE DETAILS

HOW THE FUND INVESTS

The Fund's investment objective is capital appreciation.

The Fund normally invests in common stocks of U.S. companies that the Advisor believes have strong capital appreciation potential. Some of these securities may be purchased in IPOs. There are no capitalization requirements for the securities in which the Fund may invest.

The Advisor believes that limiting the number of holdings can lower the risk of losing capital, because the portfolio contains stocks which the Advisor believes have significant upside potential. Owning stock of fewer companies also enables each company's performance to have a meaningful impact on investment results. The Advisor believes this approach improves the potential for a higher return over the long-term. The Fund can invest in more securities when market opportunities are available.

In addition to these principal investments, the Fund can invest up to 20% of its total assets in foreign securities.

MONEY MARKET INVESTMENTS
To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments.

TEMPORARY DEFENSIVE INVESTMENTS
The Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.


INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

The Fund's principal risks are listed below:

NON-DIVERSIFICATION RISK
The Fund is non-diversified under federal securities laws, meaning the Fund can invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund's share values could fluctuate more than those of funds holding more securities in their portfolios.

MARKET RISK AND SELECTION RISK
Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

INITIAL PUBLIC OFFERING RISKS
The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

RISKS OF INVESTING IN SMALL AND MID-SIZE COMPANIES
The Fund invests in the securities of small and mid cap companies. Investment in small and mid cap companies involves more risk than investing in larger, more established companies. Small and mid cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund's investment in a small cap or mid cap company may lose substantial value.

PORTFOLIO TURNOVER
At times the Fund may purchase securities for short-term profits, which may result in a high portfolio turnover rate. A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne by the Fund and may adversely affect performance.

The Fund also may be subject to the following risks:

FOREIGN MARKET RISK
The Fund may invest up to 20% of its total assets in securities of companies located in foreign countries, including American Depositary Receipts. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. Foreign investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

     - The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

     - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

     - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair a Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

     - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

     - Prices of foreign securities may go up and down more than prices of securities traded in the U.S.

     - Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

     - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

     - The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

CONVERTIBLE SECURITIES
Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEBT SECURITIES
Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities.

DERIVATIVES
The Fund also may use "derivatives." Derivatives are financial instruments, like futures, forwards, swap agreements and options, the values of which are derived from other securities, commodities (such as gold or oil) or indexes (such as the S&P 500 Index). Derivatives may allow the Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments. If the Fund invests in derivatives, the investments may not be effective as a hedge against price movements and can limit potential for growth in the value of an interest in the Fund. Derivatives are volatile and involve significant risks, including:

     - LEVERAGE RISK -- the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

     - CREDIT RISK -- the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

     - CURRENCY RISK -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

     - LIQUIDITY RISK -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.


ADDITIONAL INFORMATION

Each year the Fund will send investors an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce the Fund's expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your financial intermediary otherwise.

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

SHAREHOLDER SERVICES

ABOUT CLASS I SHARES

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Only Class I shares are offered through this prospectus. Each share class represents an ownership interest in the same investment portfolio as the other classes of shares of the Fund. If you qualify to purchase Class I shares, you should purchase them rather than any other class, since Class A, Class B and Class C shares have higher expenses than Class I shares.

The Fund's shares are distributed by Stephens Inc. (the "Distributor"). The Distributor is affiliated with the Advisor.

Certain financial intermediaries may charge you additional fees in connection with transactions in Fund shares. The Advisor, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

Investors may purchase Class I shares of the Fund at net asset value without a sales charge or other fee. Class I shares are offered primarily for direct investments by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers' investments in the Fund.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" or "managed fund" programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Fund and do not require the Fund or the Advisor to pay an annual administrative or service fee greater than 0.25% generally may purchase Class I shares, subject to investment minimums.

The minimum initial investment for Class I shares is $1 million, except that the minimum initial investment for registered investment advisors purchasing shares for their clients through transaction fee programs is $250,000.

Employees of the Advisor and its affiliates and their families, employee benefit plans sponsored by the Advisor, Trustees of the Hotchkis and Wiley Funds (the "Trust") and institutional clients of the Advisor are eligible to purchase Class I shares with no minimum initial investment. The Fund may waive the minimum initial investment in certain circumstances.

HOW TO BUY SHARES

Before making an initial investment in Class I shares, you should call the Advisor at 1-800-796-5606 to determine if you are eligible to invest in Class I shares. The Advisor will provide you with an application form and give you further instructions on how to invest. The Transfer Agent must have received your completed application before you may make an initial investment. The Fund is required by law to obtain certain information for all registered owners and all authorized individuals. Please note that your application will be returned if any information is missing. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-866-HW-FUNDS (1-866-493-8637).

WIRE
Before you wire money, call 1-866-HW-FUNDS (1-866-493-8637) to notify the Fund of the wire to ensure proper credit when the wire is received. Instruct your bank to send the wire to the Transfer Agent at:

US Bank
    ABA #042000013
For credit to U.S. Bancorp Fund Services
    Account #112-952-137
For further credit to HOTCHKIS AND WILEY FUNDS
    [Name of Fund]
    Account # [Your account number]

Wires received by the Transfer Agent before the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) receive that day's net asset value.

MAIL
You also can invest by completing an Account Application and sending a check or money order payable to HOTCHKIS AND WILEY FUNDS at the following address:

     FOR REGULAR MAIL DELIVERY
     Hotchkis and Wiley Funds
     c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701

     FOR OVERNIGHT DELIVERY
     Hotchkis and Wiley Funds
     c/o U.S. Bancorp Fund Services, LLC
     615 E. Michigan Street, 3rd Floor
     Milwaukee, WI 53202-5207

Checks must be drawn on a U.S. bank in U.S. dollars for the exact amount of the purchase. You will receive the net asset value next determined after the Transfer Agent receives your check or money order and completed account application. The Transfer Agent does not accept cash, drafts or third party checks. If your check doesn't clear, you will be charged for any loss sustained by the Fund and a $25 service charge. Forms for additional contributions by check or change of address are included with account statements, or you can request them by calling 1-866-HW-FUNDS (1-866-493-8637).

AUTOMATIC INVESTMENT PLAN (AIP)
The Automatic Investment Plan lets you automatically purchase shares by debiting your bank account for a preauthorized amount. There is a $100 minimum per transaction and a maximum of 2 transactions per month. Your bank must be a member of the ACH network. We don't charge a fee for this service, but you will be charged $25 if there are insufficient funds in the account at the time of the scheduled transaction.

RIGHT TO SUSPEND SALES AND REJECT PURCHASE ORDERS
The Fund reserves the right to suspend the offering of shares at any time, and to reject a purchase order. Short-term or excessive trading into or out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management's opinion, have a pattern of short-term or excessive trading in the Fund or other funds or whose trading has been disruptive to the Fund.

GENERAL
The Fund may also accept orders from certain qualified institutions, with payment made to the Fund at a later time. The Advisor is responsible for ensuring that such payment is made on a timely basis. An institution which makes such a purchase for an investor may charge the investor a reasonable service fee.

The Fund does not issue share certificates.


HOW TO SELL SHARES

MAIL
You can redeem shares (sell them back to the Fund) by sending us a letter that includes:

     -    the Fund's name

     -    your account name

     -    your account number

     -    the number of shares or dollar amount you want to redeem

     - signatures of all registered owners exactly as the account is registered.

Send your request to:

     U.S. Bancorp Fund Services, LLC
     615  East Michigan Avenue, 3rd Floor
     P.O. Box 701
     Milwaukee, Wisconsin 53201-0701

The redemption request will not be accepted unless it contains all required documents in proper form, as described below. If the request is in proper form, the shares will be sold at the net asset value next determined after the Transfer Agent or an authorized financial intermediary or its designee receives the request.

TELEPHONE
You can also redeem by telephone. Call 1-866-HW-FUNDS (1-866-493-8637) and tell us:

     -    your account name

     -    your account number

     -    dollar amount or number of shares you want to redeem ($1,000 minimum).

We will then either send you a check to the address in our records or wire the amount to your U.S. commercial bank. There is a $15 fee on outgoing wire transactions. To redeem shares by telephone, you must have filled out an application for this privilege and have held the shares being sold for at least 30 days.

In electing a telephone redemption, the investor authorizes the Fund and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by the Fund or the Transfer Agent to be genuine. Neither the Fund nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus.

PROPER FORM

SIGNATURE GUARANTEE

A signature guarantee will generally be required, but may be waived, if your redemption proceeds:

     -    are more than $50,000

     - are paid to a person other than the owner(s) shown on the Transfer Agent's register

     - are sent to an address or bank account that is different from the Transfer Agent's register or has changed within 30 days

     -    are paid to a corporation, partnership, trust or fiduciary.

You can get a signature guarantee from:

     -    a bank which is a member of the FDIC

     -    a trust company

     -    a member firm of a national securities exchange

     -    another eligible guarantor institution.

Guarantees must be signed by an authorized signatory of the guarantor institution and include the words "Signature Guaranteed." We will not accept signature guarantees from notaries public. Additional documents may be needed from corporations or other organizations, fiduciaries or anyone other than the shareholder of record.

DELAYS IN REDEEMING SHARES
At certain times when allowed by the Securities and Exchange Commission, we may reject a redemption request or delay sending your check or wiring your redemption proceeds, including during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings.

PAYMENTS
Payment also may be delayed up to 12 days if you recently bought shares with a check.

REDEMPTION IN KIND
The Fund reserves the right to pay shareholders with large accounts securities instead of cash in certain circumstances.

LIQUIDATING SMALL ACCOUNTS
Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. A redemption of all of your shares in the Fund will generally be treated as a sale for Federal income tax purposes, and depending on the investor and type of account, may be subject to tax.

HOW TO EXCHANGE SHARES

You can exchange Class I shares of the Fund for Class I shares of another Hotchkis and Wiley Fund subject to a $1,000 minimum. The other Hotchkis and Wiley Funds are the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund and the Hotchkis and Wiley Small Cap Value Fund. For more complete information about these Funds including risks, fees and expenses, obtain a current prospectus by calling 1-800-796-5656 or contact your investment professional. Please read the prospectus carefully before investing.

Any shares exchanged must have been held by the shareholder for at least 30 days. Exchanges are generally considered a sale for Federal income tax purposes. The Fund may refuse to permit any exchanges to prevent shareholders from market timing a Fund. The exchange privilege can be modified or terminated at any time on 60 days' notice to shareholders.

MAIL
You can exchange shares by sending us a letter that includes:

     -    your account name

     -    your account number

     -    the dollar amount or number of shares you want to exchange

     -    the Fund you want to sell and the Fund you want to buy

     -    signatures of all account owners.

Send your request to:

     U.S. Bancorp Fund Services, LLC
     615 East Michigan Avenue
     P.O. Box 701
     Milwaukee, Wisconsin 53201-0701

TELEPHONE
You can exchange shares by calling us at 1-866-HW-FUNDS (1-866-493-8637) as long as you have notified us ahead of time that you want this privilege. See "How to Sell Shares."

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value. This is the offering price. The Fund's net asset value is the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding. Expenses, including the fees payable to the Advisor, are accrued daily. Shares are also redeemed at their net asset value. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of regular trading on the Exchange based on prices at the time of closing. Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. If market quotations are not available, the Fund may use fair value pricing.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when received in proper form by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such receipt. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.


DIVIDENDS AND TAXES

The Fund will distribute any net investment income and realized long-term or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends and distributions may be reinvested automatically in shares of the Fund at net asset value or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. The Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You may be subject to Federal income tax on dividends from the Fund, whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another Hotchkis and Wiley Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to Federal income tax. Capital gains are generally taxed at different rates than ordinary income dividends. In addition, dividends from the Fund may be subject to state and local income taxes.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 30% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

THE MANAGEMENT TEAM

MANAGEMENT OF THE FUND

THE ADVISOR
Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439, has been the Fund's investment advisor since its inception. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of the Advisor, and Stephens-H&W, a limited liability company whose primary member is Stephens Group, Inc., which is a diversified holding company. References to the Advisor include its predecessors. The Advisor was organized as an investment advisor in 1980 and had approximately $5 billion in investment company and other portfolio assets under management as of November 30, 2002. The Advisor supervises and arranges the purchase and sale of securities held in the Fund's portfolio.

The annual fees paid by the Fund to the Advisor as a percentage of average net assets is 0.75%. The Advisor has agreed to make reimbursements so that the regular annual operating expenses of the Fund will be limited as shown in the table on page 4. The Advisor has agreed to these expense limits through December 2003, and will thereafter give shareholders at least 30 days' notice if this reimbursement policy will change.

The Advisor is allowed to allocate brokerage based on sales of shares of the Fund.

PORTFOLIO MANAGERS
The portfolio managers who have responsibility for the day-to-day management of the Fund's portfolio are Joseph Huber and George Davis. Mr. Huber is a principal of the Advisor and has been a portfolio manager of the Fund since its inception. Mr. Huber joined the Advisor in 2000 as a domestic equity portfolio manager. Before joining the firm, Mr. Huber was a managing member at HPB Group, LLC, a New York-based hedge fund manager, where he served as a portfolio manager from 1998 to 1999. Prior to that he worked at Goldman Sachs Asset Management from 1994 to 1998 where he started out as a senior analyst on the Broad Market Value team. Mr. Davis is a principal and Chief Executive Officer of the Advisor and has been a portfolio manager of the Fund since its inception. Mr. Davis joined the Advisor in 1988 as a domestic equity portfolio manager.


FINANCIAL HIGHLIGHTS

No financial highlights are presented because the Fund had not commenced investment operations prior to the date of this prospectus.

FUND
Hotchkis and Wiley All Cap Value Fund
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439
1-866-HW-FUNDS
(1-866-493-8637)

ADVISOR
Hotchkis and Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439
1-213-430-1000

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202-5209
1-866-HW-FUNDS
(1-866-493-8637)

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071

DISTRIBUTOR AND ADMINISTRATOR
Stephens Inc.
111 Center Street, Suite 300
Little Rock, Arkansas 72201

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

COUNSEL
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, Illinois 60601-1003

                           PROSPECTUS - CLASS I SHARES

                           INFORMATION ABOUT THE FUND

Please read this Prospectus before you invest in the Fund. Keep the Prospectus for future reference. You can get additional information about the Fund in:

-  Statement of Additional Information - SAI
    (incorporated by reference into, legally a part of, this Prospectus)

-  Annual Report
    (contains a discussion of market conditions and investment strategies that affected Fund performance)

-  Semi-annual Report

To get this information and other information regarding the Fund free of charge or for shareholder questions, contact the Fund's Transfer Agent:

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202-5209
1.866.HW.FUNDS (1.866.493.8637)

Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., by calling 1.202.942.8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS WHEN DECIDING WHETHER TO INVEST. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Investment Company Act File No. 811-10487
Code #HWACF-PI-1202
Stephens Inc., Distributor
Member NYSE/SIPC
Stephens is an affiliate of the Advisor

[LOGO] HOTCHKIS AND WILEY FUNDS
725 South Figueroa Street, 39th Floor
Los Angeles, CA 90017-5439
www.hwcm.com
1.866.493.8637

                   P R O S P E C T U S - CLASS A, B, C SHARES
                                DECEMBER 31, 2002



ALL CAP VALUE FUND


[HOTCHKIS AND WILEY LOGO] HOTCHKIS AND WILEY FUNDS


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                                        PAGE
FUND FACTS

About the Fund                                                            2
Risk/Return Bar Chart                                                     3
Fees and Expenses                                                         4

ABOUT THE DETAILS

How the Fund Invests                                                      6
Investment Risks                                                          6
Additional Information                                                    9

SHAREHOLDER SERVICES

About Class A, Class B and Class C Shares                                 10
How to Buy, Sell, Transfer and Exchange Shares                            14
How Shares are Priced                                                     19
Dividends and Taxes                                                       19

THE MANAGEMENT TEAM

Management of the Fund                                                    21
Financial Highlights                                                      21

INFORMATION ABOUT THE FUND                                            BACK COVER

                            HOTCHKIS AND WILEY FUNDS

FUND FACTS

ABOUT THE FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Hotchkis and Wiley All Cap Value Fund's ("Fund") investment objective is capital appreciation.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund is a value-oriented fund and normally invests in common stocks of U.S. companies that Hotchkis and Wiley Capital Management, LLC (the
"Advisor") believes have strong capital appreciation potential. There are no capitalization requirements for the securities in which the Fund may invest. The Fund may purchase securities in initial public offerings ("IPOs").

VALUE INVESTING:
In investing the assets of the Fund, the Advisor follows a value style. This means that the Advisor buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Value characteristics normally include:

     -    low PRICE-TO-EARNINGS RATIO relative to the market

     -    low PRICE-TO-BOOK VALUE RATIO relative to the market

In most equity markets, a large number of stocks are "mispriced" by investors due to emotional decisions or limited Wall Street coverage. Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries. The portfolio managers exploit these inefficiencies by employing a disciplined bottom-up, value-oriented investment style with an emphasis on internally generated fundamental research. The investment process is designed to expose the Fund to value factors which the portfolio managers believe will lead to attractive risk-adjusted returns.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
As with any mutual fund, the value of the Fund's investments, and therefore the value of Fund shares, may go down. These changes may occur because a particular stock or stock market in which a Fund invests is falling. Also, Fund management may select securities which underperform the stock market or other funds with similar investment objectives and investment strategies. Securities purchased in IPOs may not be available in sufficient quantity to affect the Fund's performance, may be subject to greater and more unpredictable price changes than more established stocks and may produce losses. If the value of the Fund's investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

The Fund is non-diversified and may invest in a relatively small number of securities. By concentrating in a smaller number of investments, the Fund's risk profile may be increased because each investment has a greater effect on the Fund's performance.

The Fund's value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the Standard & Poor's 500 Index. Also, the returns of the Fund will not necessarily be similar to the returns of the Standard & Poor's 500 Index.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Generally, the stock prices of small and mid-size companies vary more than the stock prices of large companies and may present above average risk. Securities of small and mid cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Investing in securities of small or mid cap companies requires a long-term view.

See "Investment Risks" for more information about the risks associated with the Fund.

WHO SHOULD INVEST?
The Fund may be an appropriate investment for you if you:

     - Are seeking capital appreciation and can withstand the share price volatility of equity investing.

     -    Want a professionally managed portfolio.

     - Are willing to accept the risk that the value of your investment may decline in order to seek capital appreciation.

     -    Are not looking for current income.

RISK/RETURN BAR CHART

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had not commenced operations prior to the date of this prospectus, the bar chart and table are not shown.

FEES AND EXPENSES

The Fund offers three different classes of shares through this prospectus. Class I shares -- which are available to a limited group of investors -- are offered in a separate prospectus. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. You should decide which class best suits your needs. Your financial consultant, selected securities dealer or other financial intermediary can help you with this decision.

THIS TABLE SHOWS THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD THE DIFFERENT CLASSES OF SHARES OF THE FUND. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.

                                                                        CLASS A       CLASS B(b)     CLASS C
                                                                        -------       ----------     -------
  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(a):
  Maximum Sales Charge (Load) imposed on purchases (as a percentage
    of offering price)                                                  5.25%(c)      None           None
  Maximum Deferred Sales Charge (Load) (as a percentage of original
    purchase price)                                                     None(d)       5.00%(c)       1.00%(c)
  Maximum Sales Charge (Load) imposed on Dividend Reinvestments         None          None           None
  Redemption Fee                                                        None          None           None
  Exchange Fee                                                          None          None           None
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
    THE FUND'S TOTAL ASSETS):
  Management Fees(e)                                                    0.75%         0.75%          0.75%
  Distribution and/or Service (12b-1) Fees(f)                           0.25%         1.00%          1.00%
  Other Expenses (including transfer agency fees) (g)                   1.69%         1.69%          1.69%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                  2.69%         3.44%          3.44%
  Fee Waiver and/or Expense Reimbursement(e)                            1.19%         1.19%          1.19%
  NET ANNUAL FUND OPERATING EXPENSES(e)                                 1.50%         2.25%          2.25%

(a) CERTAIN SECURITIES DEALERS OR OTHER FINANCIAL INTERMEDIARIES MAY CHARGE A FEE TO PROCESS A PURCHASE OR SALE OF SHARES. SEE "HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES." THERE IS A $15 FEE ON OUTGOING
     WIRE TRANSACTIONS.

(b) CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER YOU BUY THEM AND WILL THEN BE SUBJECT TO LOWER DISTRIBUTION AND SERVICE FEES.

(c)  SOME INVESTORS MAY QUALIFY FOR REDUCTIONS IN OR WAIVERS OF THE SALES CHARGE
     (LOAD).

(d) YOU MAY PAY A DEFERRED SALES CHARGE IF YOU PURCHASE $1 MILLION OR MORE AND YOU REDEEM WITHIN ONE YEAR.

(e) THE ADVISOR HAS CONTRACTUALLY AGREED TO WAIVE MANAGEMENT FEES AND/OR REIMBURSE EXPENSES THROUGH DECEMBER 31, 2003, AS SHOWN IN THE TABLE.

(f) IF YOU HOLD CLASS B OR CLASS C SHARES OVER TIME, IT MAY COST YOU MORE IN DISTRIBUTION (12b-1) FEES THAN THE MAXIMUM SALES CHARGE THAT YOU WOULD HAVE PAID IF YOU HAD BOUGHT ONE OF THE OTHER CLASSES.

(g) OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS OF EXPENSES THAT THE FUND EXPECTS TO INCUR IN ITS INITIAL FISCAL YEAR.

EXAMPLE:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to that particular class and that the Fund's operating expenses remain the same except for the expense reimbursement in effect for the first year. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                EXPENSES IF YOU DID REDEEM YOUR    EXPENSES IF YOU DID NOT REDEEM
                                                ---                                -------
                                            SHARES                          YOUR SHARES
                                CLASS A    CLASS B    CLASS C      CLASS A   CLASS B      CLASS C
                                -------   ---------   -------      -------   -------      -------
          One year              $  670    $     728   $  328       $  670    $  228       $  228
          Three years*          $1,209    $   1,246   $  946       $1,209    $  946       $  946

* THESE EXPENSES DO NOT REFLECT THE CONTINUATION BEYOND THE FIRST YEAR OF THE CONTRACTUAL ARRANGEMENT BETWEEN THE ADVISOR AND THE FUND THAT LIMITS EXPENSES INCURRED BY EACH CLASS OF THE FUND. THIS ARRANGEMENT EXPIRES ON DECEMBER 31, 2003 AND IS RENEWABLE.

ABOUT THE DETAILS

HOW THE FUND INVESTS

The Fund's investment objective is capital appreciation.

The Fund normally invests in common stocks of U.S. companies that the Advisor believes have strong capital appreciation potential. Some of these securities may be purchased in IPOs. There are no capitalization requirements for the securities in which the Fund may invest.

The Advisor believes that limiting the number of holdings can lower the risk of losing capital, because the portfolio contains stocks which the Advisor believes have significant upside potential. Owning stock of fewer companies also enables each company's performance to have a meaningful impact on investment results. The Advisor believes this approach improves the potential for a higher return over the long-term. The Fund can invest in more securities when market opportunities are available.

In addition to these principal investments, the Fund can invest up to 20% of its total assets in foreign securities.

MONEY MARKET INVESTMENTS
To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments.

TEMPORARY DEFENSIVE INVESTMENTS
The Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.


INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

The Fund's principal risks are listed below:

NON-DIVERSIFICATION RISK
The Fund is non-diversified under federal securities laws, meaning the Fund can invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund's share values could fluctuate more than those of funds holding more securities in their portfolios.

MARKET RISK AND SELECTION RISK
Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

INITIAL PUBLIC OFFERING RISKS
The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

RISKS OF INVESTING IN SMALL AND MID-SIZE COMPANIES
The Fund invests in the securities of small and mid cap companies. Investment in small and mid cap companies involves more risk than investing in larger, more established companies. Small and mid cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund's investment in a small cap or mid cap company may lose substantial value.

PORTFOLIO TURNOVER
At times the Fund may purchase securities for short-term profits, which may result in a high portfolio turnover rate. A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne by the Fund and may adversely affect performance.

The Fund also may be subject to the following risks:

FOREIGN MARKET RISK
The Fund may invest up to 20% of its total assets in securities of companies located in foreign countries, including American Depositary Receipts. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. Foreign investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

     - The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

     - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

     - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair a Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

     - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

     - Prices of foreign securities may go up and down more than prices of securities traded in the U.S.

     - Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

     - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

     - The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

CONVERTIBLE SECURITIES
Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEBT SECURITIES
Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities.

DERIVATIVES
The Fund also may use "derivatives." Derivatives are financial instruments, like futures, forwards, swap agreements and options, the values of which are derived from other securities, commodities (such as gold or oil) or indexes (such as the S&P 500 Index). Derivatives may allow the Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments. If the Fund invests in derivatives, the investments may not be effective as a hedge against price movements and can limit potential for growth in the value of an interest in the Fund. Derivatives are volatile and involve significant risks, including:

     - LEVERAGE RISK -- the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

     - CREDIT RISK -- the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

     - CURRENCY RISK -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

     - LIQUIDITY RISK -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.


ADDITIONAL INFORMATION

Each year the Fund will send investors an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce the Fund's expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your financial intermediary otherwise.

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

SHAREHOLDER SERVICES

ABOUT CLASS A, CLASS B AND CLASS C SHARES

The Fund offers four classes of shares (only Class A, Class B and Class C shares are offered through this prospectus). Each class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio as the other classes of shares of the Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

The Fund's shares are distributed by Stephens Inc. (the "Distributor"). The Distributor is affiliated with the Advisor.

If you select Class A shares, you generally pay the Distributor a sales charge at the time of purchase. If you buy Class A shares, you also pay out of Fund assets a distribution and service fee of 0.25%. You may be eligible for a sales charge reduction or waiver. Because distribution and service fees are paid out of Fund assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution and service fee of 1.00%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

Certain financial intermediaries may charge you additional fees in connection with transactions in Fund shares. The Advisor, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. The Distributor also may provide non-cash compensation, such as trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

To better understand the pricing of the Fund's shares, we have summarized the information below:

                                    CLASS A                        CLASS B                        CLASS C
------------------------- ----------------------------- ------------------------------ ------------------------------
Availability              Generally available through   Generally available through    Generally available through
                          selected securities dealers   selected securities dealers    selected securities dealers
                          and other financial           and other financial            and other financial
                          intermediaries.               intermediaries.                intermediaries.

Initial Sales Charge?     Yes. Payable at time of       No. Entire purchase price is   No. Entire purchase price is
                          purchase. Lower sales         invested in shares of the      invested in shares of the
                          charges available or waived   Fund.                          Fund.
                          for certain investments.

Deferred Sales Charge?    No. (May be charged for       Yes. Payable if you redeem     Yes. Payable if you redeem
                          purchases over $1 million     within six years of purchase.  within one year of purchase.
                          that are redeemed within
                          one year.)

Redemption Fee?           No.                           No.                            No.

Distribution and          0.25%.                        1.00%.                         1.00%
Service Fees?

Conversion to Class A     No.                           Yes, automatically after       No.
shares?                                                 approximately seven years.

CLASS A SHARES
If you select Class A shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers' compensation will be as shown in the last column.

                                                                                      DEALER
                                                                                   COMPENSATION
                                                   AS A % OF       AS A % OF         AS A % OF
YOUR INVESTMENT                                 OFFERING PRICE YOUR INVESTMENT*   OFFERING PRICE
----------------------------------------------- -------------- ------------------ --------------
 Less than $25,000                                   5.25%            5.54%            5.00%

 $25,000 but less than $50,000                       4.75%            4.99%            4.50%

 $50,000 but less than $100,000                      4.00%            4.17%            3.75%

 $100,000 but less than $250,000                     3.00%            3.09%            2.75%

 $250,000 but less than $1,000,000                   2.00%            2.04%            1.80%

 $1,000,000 and over                                 0.00%            0.00%            0.00%

*    ROUNDED TO THE NEAREST ONE-HUNDREDTH PERCENT.

No initial sales charge applies to shares that you buy through reinvestment of dividends.

If you invest $1,000,000 or more in Class A shares, you do not pay an initial sales charge, and the Advisor compensates the selling dealer or other financial intermediary from its own resources. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge of 1.00% of the original cost of the shares being redeemed.

Investors qualifying for significantly reduced initial sales charges on Class A shares may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A shares, because over time the accumulated ongoing distribution and service fees on Class B or Class C shares may exceed the initial sales charges and lower distribution and service fees on Class A shares. In addition, the ongoing Class B and Class C distribution and service fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the Class A shares.

A reduced or waived sales charge on a purchase of Class A shares may apply for:

     -    Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT

     - Purchases paid for with the proceeds of shares redeemed in the prior 60 days from a mutual fund (other than a fund managed by the Advisor) for which an initial sales charge or contingent deferred sales charge was paid; the purchaser must certify to the Distributor at the time of purchase that the purchase is eligible for this waiver.

     - Certain programs of selected securities dealers and other financial intermediaries that have an agreement with the Distributor or its affiliates

     -    Broker-dealers who act as selling agents

A RIGHT OF ACCUMULATION permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Fund and the other Hotchkis and Wiley Funds. A LETTER OF INTENT permits you to pay the sales charge that would be applicable if you add up all shares of the Fund and the other Hotchkis and Wiley Funds that you agree to buy within a 13 month period. Certain restrictions apply.

If you redeem Class A shares and within 60 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer, other financial intermediary or the Fund's Transfer Agent at 1-866-HW-FUNDS (1-866-493-8637).

CLASS B AND CLASS C SHARES
If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution and service fees of 1.00% each year under a distribution plan that the Hotchkis and Wiley Funds (the "Trust") has adopted under Rule 12b-1 under the Investment Company Act of 1940. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial consultant, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares. The service fees pay for personal services provided to shareholders and the maintenance of shareholder accounts.

CLASS B SHARES
If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

               YEAR SINCE PURCHASE               SALES CHARGE*
               --------------------------------- ---------------
                0 - 1                            5.00%

                1 - 2                            4.00%

                2 - 3                            3.00%

                3 - 4                            3.00%

                4 - 5                            2.00%

                5 - 6                            1.00%

                6 and thereafter                 0.00%

* THE PERCENTAGE CHARGE WILL APPLY TO THE ORIGINAL COST OF THE SHARES BEING REDEEMED. SHARES ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS ARE NOT SUBJECT TO A DEFERRED SALES CHARGE.

Your Class B shares convert automatically into Class A shares approximately seven years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Automatic conversion of Class B to Class A shares will occur at least once each month. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

CLASS C SHARES
If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the original cost of the shares being redeemed. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends.

Class C shares do not offer a conversion privilege.

REDUCTION OR WAIVER OF DEFERRED SALES CHARGE
The deferred sales charge relating to Class B and Class C shares may be reduced or waived in certain circumstances, such as:

     - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2 years old

     - Redemption by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers

     - Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held

     -    Withdrawal through a Systematic Withdrawal Plan


HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment advisor, service provider or other financial intermediary. You also may buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-866-HW-FUNDS (1-866-493-8637). Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Fund does not issue share certificates.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

Short-term or excessive trading into or out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management's opinion, have a pattern of short-term or excessive trading in the Fund or other funds or whose trading has been disruptive to the Fund.

IF YOU WANT TO      YOUR CHOICES                      INFORMATION IMPORTANT FOR YOU TO KNOW
------------------- --------------------------------- --------------------------------------------------------------
Buy Shares          First, select the share class     Refer to the pricing of shares table on page 4. Be sure to
                    appropriate for you               read this prospectus carefully.

                    Next, determine the amount of     The minimum initial investment is $2,500 ($1,000 for IRA or
                    your investment                   other retirement accounts). The maximum initial investment in Class B shares is $250,000. (The minimums for initial
                                                      investments may be reduced or waived under certain
                                                      circumstances.)

                    Have your financial               The price of your shares is based on the next calculation of
                    consultant, selected securities   net asset value after receipt of your order. Purchase orders
                    dealer or other financial         received prior to the close of regular trading on the New
                    intermediary submit your          York Stock Exchange (generally, 4:00 p.m. Eastern time) are
                    purchase order                    priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

                                                      Purchase orders received after that time are priced at the net asset value determined on the next business day. The
                                                      Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase.

                    Or contact the Transfer           To purchase shares directly, call the Transfer Agent at
                    Agent                             1-866-HW-FUNDS (1-866-493-8637) and request a purchase
                                                      application. Mail the completed purchase application to the
                                                      Transfer Agent at the address on the inside back cover of
                                                      this prospectus. The Fund is required by law to obtain
                                                      certain information for all registered owners and all
                                                      authorized individuals. Please note that your application
                                                      will be returned or rejected if required information is
                                                      missing.

Add to Your         Purchase additional shares        The minimum investment for additional purchases is generally
Investment                                            $100. (The minimums for additional purchases may be waived under certain circumstances.)

                    Acquire additional shares         All dividends are automatically reinvested without a sales
                    through the automatic             charge.
                    dividend reinvestment plan

                    Participate in the automatic      You may invest a specific amount on a periodic basis through
                    investment plan                   your selected securities dealer or other financial
                                                      intermediary. The current minimum for such automatic
                                                      reinvestments is $100, with a maximum of 2 transactions per month. The minimum may be waived or revised under certain
                                                      circumstances.

IF YOU WANT TO      YOUR CHOICES                     INFORMATION IMPORTANT FOR YOU TO KNOW
------------------- -------------------------------- --------------------------------------------------------------
Transfer Shares to   Transfer to a participating     You may transfer your Fund shares to another selected
Another Securities   securities dealer or other      securities dealer or other financial intermediary if
Dealer or Other      financial intermediary          authorized dealer agreements are in place between the
Financial                                            Distributor and the transferring intermediary and the
Intermediary                                         Distributor and the receiving intermediary. Certain
                                                     shareholder services may not be available for all
                                                     transferred shares.  All future trading of these assets
                                                     must be coordinated by the receiving intermediary.

                     Transfer to a                   You must either:
                     non-participating securities    -   Transfer your shares to an account with the Transfer
                     dealer or other financial           Agent or
                     intermediary                    -   Sell your shares, paying any applicable deferred sales
                                                         charge.

Sell Your Shares     Have your financial             The price of your shares is based on the next calculation
                     consultant, selected            of net asset value after receipt of your order. For your
                     securities dealer or other      redemption request to be priced at the net asset value on
                     financial intermediary submit   the day of your request, you must submit your request to
                     your sales order                your selected securities dealer or other financial
                                                     intermediary prior to that day's close of regular trading
                                                     on the New York Stock Exchange (generally, 4:00 p.m.
                                                     Eastern time). Certain financial intermediaries, however,
                                                     may require submission of orders prior to that time.
                                                     Redemption requests received after that time are priced at the net asset value determined on the next business day.

                                                     Certain financial intermediaries may charge a fee to
                                                     process a sale of shares. No processing fee is charged if
                                                     you redeem the shares directly through the Transfer Agent.
                                                     There is a $15 fee on outgoing wire transactions.

                                                     The Fund may reject an order to sell shares under certain
                                                     circumstances permitted by the Securities and Exchange
                                                     Commission, including during unusual market conditions or
                                                     emergencies when the Fund can't determine the value of its assets or sell its holdings.

IF YOU WANT TO      YOUR CHOICES                     INFORMATION IMPORTANT FOR YOU TO KNOW
------------------- -------------------------------- --------------------------------------------------------------
                     Sell through the Transfer       You may sell shares held at the Transfer Agent by writing
                     Agent                           to the Transfer Agent at the address on the inside back
                                                     cover of this prospectus. All shareholders on the account
                                                     must sign the letter. A signature guarantee will generally be required, but may be waived, if your redemption
                                                     proceeds (i) are more than $50,000, (ii) are paid to a
                                                     person other than the owner(s) shown on the Transfer
                                                     Agent's register, (iii) are sent to an address or bank
                                                     account that is different from the Transfer Agent's
                                                     register or has changed within 30 days, or (iv) are paid
                                                     to a corporation, partnership, trust or fiduciary.  You
                                                     can obtain a signature guarantee from a bank, securities
                                                     dealer, securities broker, credit union, savings
                                                     association, national securities exchange or registered
                                                     securities association.  A notary public seal will not be
                                                     acceptable.  You may have to supply additional
                                                     documentation at the request of the Transfer Agent,
                                                     depending on the type of account.  The Transfer Agent will normally mail redemption proceeds within seven days
                                                     following receipt of a properly completed request.  If you make a redemption request before the Fund has collected
                                                     payment for the purchase of shares, the Fund or the
                                                     Transfer Agent may delay mailing your proceeds.  This
                                                     delay will usually not exceed 12 days from the date of
                                                     purchase.

                                                     You may also sell shares held at the Transfer Agent by
                                                     telephone request if the amount being sold is less than
                                                     $50,000 and if certain other conditions are met. Contact
                                                     the Transfer Agent at 1-866-HW-FUNDS (1-866-493-8637) for
                                                     details.

Sell Shares          Participate in the Fund's       You can choose to receive systematic payments from your
Systematically       Systematic Withdrawal Plan      Fund account either by check or through direct deposit to
                                                     your bank account of at least $100 per payment if you have at least $10,000 in your account. You can generally
                                                     arrange through your selected securities dealer or other
                                                     financial intermediary for systematic sales of shares of a fixed dollar amount as frequently as monthly, subject to
                                                     certain conditions. Under either method, you must have
                                                     dividends automatically reinvested.

                                                     The deferred sales charge is waived for systematic
                                                     redemptions.  Ask your financial intermediary or Transfer
                                                     Agent for details.  Each withdrawal is a taxable event.

IF YOU WANT TO      YOUR CHOICES                     INFORMATION IMPORTANT FOR YOU TO KNOW
------------------- -------------------------------- --------------------------------------------------------------
Exchange Your        Select the fund into which      You can exchange your shares of the Fund for shares of
Shares               you want to exchange.           another Hotchkis and Wiley Fund subject to the policies
                                                     and procedures adopted by the participating securities
                                                     dealer or other financial intermediary. You must have held the shares used in the exchange for at least 30 calendar
                                                     days before you can exchange to another fund. The minimum
                                                     exchange amount is $1,000. Exchanges are generally
                                                     considered a sale for Federal income tax purposes.

                                                     The other Hotchkis and Wiley Funds are the Hotchkis and
                                                     Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap
                                                     Value Fund and the Hotchkis and Wiley Small Cap Value
                                                     Fund.  For more complete information about these Funds,
                                                     including risks, fees and expenses, obtain a current
                                                     prospectus by calling 1-800-796-5656 or contact your
                                                     investment professional.  Please read the prospectus
                                                     carefully before investing.

                                                     Each class of Fund shares is generally exchangeable for
                                                     shares of the same class of another Hotchkis and Wiley
                                                     Fund.

                                                     The time you hold Class B or Class C shares in both Funds
                                                     will count when determining your holding period for
                                                     calculating a deferred sales charge at redemption. Your
                                                     time in both Funds will also count when determining the
                                                     holding period for a conversion from Class B to Class A
                                                     shares.

                                                     To exercise the exchange privilege, contact your financial consultant, selected securities dealer or other financial
                                                     intermediary or call the Transfer Agent at 1-866-HW-FUNDS
                                                     (1-866-493-8637). The Fund reserves the right to require a properly completed Telephone Redemption Application.

                                                     Although there is currently no limit on the number of
                                                     exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future on 60
                                                     days' notice to shareholders. The Fund may refuse to
                                                     permit exchanges to prevent shareholders from
                                                     market-timing a Fund.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. The Fund's net asset value is the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding. Expenses, including the fees payable to the Advisor, are accrued daily. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge or redemption fee. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of regular trading on the Exchange based on prices at the time of closing. Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. If market quotations are not available, the Fund may use fair value pricing.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when received in proper form by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such receipt. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class A shares have lower expenses.

DIVIDENDS AND TAXES

The Fund will distribute any net investment income and realized long-term or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends and distributions may be reinvested automatically in shares of the Fund at net asset value or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. The Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You may be subject to Federal income tax on dividends from the Fund, whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to Federal income tax. Capital gains are generally taxed at different rates than ordinary income dividends. In addition, dividends from the Fund may be subject to state and local income taxes.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 30% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

THE MANAGEMENT TEAM

MANAGEMENT OF THE FUND

THE ADVISOR
Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439, has been the Fund's investment advisor since its inception. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of the Advisor, and Stephens-H&W, a limited liability company whose primary member is Stephens Group, Inc., which is a diversified holding company. References to the Advisor include its predecessors. The Advisor was organized as an investment advisor in 1980 and had approximately $5 billion in investment company and other portfolio assets under management as of November 30, 2002. The Advisor supervises and arranges the purchase and sale of securities held in the Fund's portfolio.

The annual fees paid by the Fund to the Advisor as a percentage of average net assets is 0.75%. The Advisor has agreed to make reimbursements so that the regular annual operating expenses of the Fund will be limited as shown in the table on page 4. The Advisor has agreed to these expense limits through December 2003, and will thereafter give shareholders at least 30 days' notice if this reimbursement policy will change.

The Advisor is allowed to allocate brokerage based on sales of shares of the Fund.

PORTFOLIO MANAGERS
The portfolio managers who have responsibility for the day-to-day management of the Fund's portfolio are Joseph Huber and George Davis. Mr. Huber is a principal of the Advisor and has been a portfolio manager of the Fund since its inception. Mr. Huber joined the Advisor in 2000 as a domestic equity portfolio manager. Before joining the firm, Mr. Huber was a managing member at HPB Group, LLC, a New York-based hedge fund manager where he served as a portfolio manager from 1998 to 1999. Prior to that he worked at Goldman Sachs Asset Management from 1994 to 1998 where he started out as a senior analyst on the Broad Market Value team. Mr. Davis is a principal and Chief Executive Officer of the Advisor and has been a portfolio manager of the Fund since its inception. Mr. Davis joined the Advisor in 1988 as a domestic equity portfolio manager.


FINANCIAL HIGHLIGHTS

No financial highlights are presented because the Fund had not commenced investment operations prior to the date of this prospectus.

FUND
Hotchkis and Wiley All Cap Value Fund
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439
1-866-HW-FUNDS
(1-866-493-8637)

ADVISOR
Hotchkis and Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439
1-213-430-1000

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202-5209
1-866-HW-FUNDS
(1-866-493-8637)

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071

DISTRIBUTOR AND ADMINISTRATOR
Stephens Inc.
111 Center Street, Suite 300
Little Rock, Arkansas 72201

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

COUNSEL
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, Illinois 60601-1003

                        PROSPECTUS - CLASS A, B, C SHARES

                           INFORMATION ABOUT THE FUND

Please read this Prospectus before you invest in the Fund. Keep the Prospectus for future reference. You can get additional information about the Fund in:

-  Statement of Additional Information - SAI
    (incorporated by reference into, legally a part of, this Prospectus)
-  Annual Report
    (contains a discussion of market conditions and investment strategies that affected Fund performance)
-  Semi-annual Report

To get this information and other information regarding the Fund free of charge or for shareholder questions, contact the Fund's Transfer Agent:

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202-5209
1.866.HW.FUNDS (1-866-493-8637)

Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., by calling 1.202.942.8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS WHEN DECIDING WHETHER TO INVEST. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Investment Company Act File No. 811-10487
Code #HWACF-PABC-1202
Stephens Inc., Distributor
Member NYSE/SIPC
Stephens is an affiliate of the Advisor

[LOGO] HOTCHKIS AND WILEY FUNDS
725 South Figueroa Street, 39th Floor Los
Angeles, CA 90017-5439
www.hwcm.com
1.866.493.8637

                       STATEMENT OF ADDITIONAL INFORMATION

                            HOTCHKIS AND WILEY FUNDS

    725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439
                    Phone No. 1-866-HW-FUNDS (1-866-493-8637)
                                 ---------------

    Hotchkis and Wiley Large Cap Value Fund ("Large Cap Value Fund"), Hotchkis and Wiley Mid-Cap Value Fund ("Mid-Cap Value Fund"), Hotchkis and Wiley Small Cap Value Fund ("Small Cap Value Fund") and Hotchkis and Wiley All Cap Value Fund ("All Cap Value Fund") (each, a "Fund" and collectively, the "Funds") are funds (or series) of Hotchkis and Wiley Funds (the "Trust"). The Trust is an open-end, management investment company which is organized as a Delaware statutory trust. The Large Cap Value Fund, Mid-Cap Value Fund and Small Cap Value Fund are diversified series and the All Cap Value Fund is a non-diversified series of the Trust. The investment objective of the Large Cap Value Fund is current income and long-term growth of income, as well as capital appreciation. The Large Cap Value Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of large capitalization U.S. companies. The investment objective of the Mid-Cap Value Fund is capital appreciation. The Mid-Cap Value Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of mid capitalization U.S. companies. The investment objective of the Small Cap Value Fund is capital appreciation. The Small Cap Value Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of small capitalization U.S. companies. The investment objective of the All Cap Value Fund is capital appreciation. The All Cap Value Fund normally invests in common stocks of U.S. companies that have strong capital appreciation potential. No assurance can be given that the investment objective of any Fund will be realized. For more information on the Funds' investment objectives and policies, see "Description of the Funds, Their Investments and Risks." Hotchkis and Wiley Capital Management, LLC (the "Advisor") is the investment advisor to the Funds.

    Each Fund offers four classes of shares, with each class of shares having a different combination of sales charges, ongoing fees and other features. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                                 ---------------

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses dated August 28, 2002 for the Large Cap Value, Mid-Cap Value and Small Cap Value Funds' Class I shares, the Large Cap Value, Mid-Cap Value and Small Cap Value Funds' Class A, Class B and Class C shares, and the prospectuses dated December 31, 2002 for the All Cap Value Fund's Class I shares and the All Cap Value Fund's Class A, Class B and Class C shares (each, a "Prospectus"). The Prospectuses have been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Funds at 1-866-HW-FUNDS (1-866-493-8637) or your financial consultant or other financial intermediary, or by writing to the Funds at U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. The Prospectuses are incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectuses. The Large Cap Value, Mid-Cap Value and Small Cap Value Funds' audited financial statements are incorporated into this Statement of Additional Information by reference to their Annual Report for the fiscal year ended June 30, 2002. You may request a copy of the Annual Report at no charge by calling 1-866-HW-FUNDS (1-866-493-8637).

                                 ---------------

              HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC -- ADVISOR
                          STEPHENS INC. -- DISTRIBUTOR
                                 ---------------

   The date of this Statement of Additional Information is December 31, 2002.

                                TABLE OF CONTENTS

                                                                            PAGE
Trust History                                                               2
Description of the Funds, Their Investments and Risks                       2
  Investment Restrictions                                                   2
  Repurchase Agreements                                                     3
  Bonds                                                                     3
  U.S. Government Securities                                                4
  Corporate Debt Securities                                                 4
  Convertible Securities                                                    4
  Derivative Instruments                                                    5
  Foreign Securities                                                        8
  Foreign Currency Options and Related Risks                                8
  Forward Foreign Currency Exchange Contracts                               9
  Foreign Investment Risks                                                  10
  Swap Agreements                                                           11
  Illiquid Securities                                                       11
  Borrowing                                                                 12
  When-Issued Securities                                                    12
  Real Estate Investment Trusts                                             13
  Shares of Other Investment Companies                                      13
  Limited Partnerships                                                      13
  Short Sales Against-the-Box                                               13
  Corporate Loans                                                           13
  Temporary Defensive Position                                              13
Management                                                                  14
  Compensation of Trustees                                                  16
  Investment Advisory Agreements                                            16
  Principal Underwriter and Administrator                                   18
  Codes of Ethics                                                           19
  Portfolio Transactions and Brokerage                                      19
Purchase of Shares                                                          20
  Initial Sales Charge Alternative-- Class A Shares                         20
  Reduced Initial Sales Charges                                             21
  Deferred Sales Charge Alternatives-- Class B and Class C Shares           22
  Distribution Plan                                                         24
  Limitations on the Payment of Deferred Sales Charges                      25
  Anti-Money Laundering                                                     25
Redemption of Shares                                                        25
Pricing of Shares                                                           26
  Determination of Net Asset Value                                          26
  Computation of Offering Price Per Share                                   28
Dividends and Tax Status                                                    28
Performance Data                                                            30
General Information                                                         32
  Description of Shares                                                     32
  Issuance of Fund Shares for Securities                                    33
  Redemption in Kind                                                        33
  Independent Accountants                                                   33
  Custodian                                                                 34
  Transfer Agent                                                            34
  Legal Counsel                                                             34
  Reports to Shareholders                                                   34
  Shareholder Inquiries                                                     34
  Additional Information                                                    34
  Principal Holders                                                         34
Financial Statements                                                        36
Appendix-- Description of Ratings                                           37

                                  TRUST HISTORY

    The Trust was formed on July 23, 2001 as a Delaware business trust (now known as a Delaware statutory trust). The Trust is an open-end, management investment company currently consisting of three separate diversified series (the Large Cap Value Fund, the Mid-Cap Value Fund and the Small Cap Value Fund) and one separate non-diversified series (the All Cap Value Fund). The Large Cap Value, Mid-Cap Value and Small Cap Value Funds were organized to acquire the assets and liabilities of Mercury HW Large Cap Value Fund, Mercury HW Mid-Cap Value Fund and Mercury HW Small Cap Value Fund, each a series of the Mercury HW Funds (the "Predecessor Funds"). The assets and liabilities of the Predecessor Funds were transferred to the respective Funds in exchange for shares of the Funds and the Funds are the accounting survivors of this reorganization. The All Cap Value Fund commenced operations on December 31, 2002.

              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

    The investment objective of the Large Cap Value Fund is current income and long-term growth of income, as well as capital appreciation.

    The investment objective of the Mid-Cap Value Fund, the Small Cap Value Fund and the All Cap Value Fund is capital appreciation.

INVESTMENT RESTRICTIONS

    Each Fund has adopted the following restrictions (in addition to their investment objectives) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of that Fund's outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of a Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

    Except as noted, none of the Funds may:

    1. Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities ("U.S. government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry. This restriction does not apply to the All Cap Value Fund.

    2. Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

    4. Issue senior securities, borrow money or pledge its assets except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; none of the Funds will purchase any additional portfolio securities while such borrowings are outstanding.

    5. Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer. This restriction does not apply to the All Cap Value Fund.

    6. Purchase or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

    7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    8. Make investments for the purpose of exercising control or management.

    9. Make loans, except through repurchase agreements.

    In addition, the All Cap Value Fund may not:

    1. Purchase any security, other than U.S. government securities, if as a result, 25% or more of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry, except for temporary defensive purposes.

    2. Purchase any security, other than U.S. government securities, if as a result, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

Any percentage limitation on a Fund's investments is determined when the investment is made, unless otherwise noted.

    The Large Cap Value Fund, the Mid-Cap Value Fund and the Small Cap Value Fund will provide 60 days' prior written notice to shareholders of a change in that Fund's non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in the type of investments suggested by the Fund's name.

REPURCHASE AGREEMENTS

    The Small Cap Value Fund may purchase debt securities maturing more than one year from the date of purchase only if they are purchased subject to repurchase agreements. The Large Cap Value Fund, the Mid-Cap Value Fund and the All Cap Value Fund have no such restriction on maturities of portfolio securities. A repurchase agreement is an agreement where the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund's money is invested in the repurchase agreement. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, a Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

BONDS

    The term "bond" or "bonds" as used in the Prospectuses and this Statement of Additional Information is intended to include all manner of fixed-income securities, debt securities and other debt obligations unless specifically defined or the context requires otherwise.

U.S. GOVERNMENT SECURITIES

    U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

    Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such instrumentality only when the Advisor is satisfied that the credit risk with respect to any instrumentality is acceptable.

    The Funds may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT SECURITIES

    A Fund's investments in corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

    The Funds may invest in convertible securities of domestic or foreign issuers rated investment grade (any of the four highest grades) by a major rating agency or, if unrated, of comparable quality in the Advisor's opinion. The Mid-Cap Value Fund and Small Cap Value Fund also may invest up to 5% of their respective total assets in convertible securities rated below investment grade, but not below B, or, if unrated, of comparable quality in the Advisor's opinion. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

DERIVATIVE INSTRUMENTS

    To the extent consistent with their investment objectives and policies and the investment restrictions listed in this Statement of Additional Information, the Funds may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts. The Funds also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of their overall investment strategies. Each Fund will mark as segregated cash or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, futures contracts, swap agreements and options to avoid leveraging of the Fund.

    OPTIONS ON SECURITIES AND ON SECURITIES INDEXES. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

    The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

    There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

    If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the prospectuses and if permitted by its investment restrictions. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

    A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

    Each Fund will use futures contracts and options on futures contracts in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

    A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

    When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

    A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

    Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

    LIMITATIONS ON USE OF FUTURES AND OPTIONS THEREON. When purchasing a futures contract, a Fund will mark as segregated (and mark-to-market on a daily basis) cash or other liquid, unencumbered assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

    When selling a futures contract, a Fund will mark as segregated (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

    When selling a call option on a futures contract, a Fund will mark as segregated (and mark-to-market on a daily basis) cash or other liquid, unencumbered assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

    When selling a put option on a futures contract, a Fund will mark as segregated (and mark-to-market on a daily basis) cash or other liquid, unencumbered assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

    In order to comply with current applicable regulations of the CFTC pursuant to which the Trust avoids being deemed a "commodity pool operator," the Funds are limited in their futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to non-hedging positions for which the aggregate initial margin and premiums will not exceed 5% of the liquidation value of the Fund's assets.

    RISK FACTORS IN FUTURES TRANSACTIONS AND OPTIONS. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

    The particular securities comprising the index underlying the index financial futures contract may vary from the securities held by a Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund. The correlation may be affected by disparities in the Fund's investments as compared to those comprising the index and general economic or political factors. In addition, the correlation between movements in the value of the index may be subject to change over time as additions to and deletions from the index alter its structure. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

    Each Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. A Fund will enter into a futures position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such futures contracts.

    The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on a hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

    Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by a Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

    The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

FOREIGN SECURITIES

    The Funds may invest in American Depositary Receipts ("ADRs"), other securities convertible into securities of issuers based in foreign countries or other foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

    The Funds may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Funds hold in their portfolios or intend to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

    The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

    RISKS OF OPTIONS TRADING. The Funds may effectively terminate their rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

    Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The Funds will not speculate with forward contracts or foreign currency exchange rates.

    A Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

    A Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Advisor believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

    The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. A Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency, or (2) the Fund maintains in a segregated account cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

    At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

    The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

    Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN INVESTMENT RISKS

    FOREIGN MARKET RISK. Each Fund may invest a portion of its assets in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money.

    FOREIGN ECONOMY RISK. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund's ability to purchase or sell foreign securities or otherwise adversely affect a Fund's operations. Other foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

    GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for a Fund's portfolio managers to completely and accurately determine a company's financial condition.

    Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

SWAP AGREEMENTS

    The Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of a Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

    Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code may limit a Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ILLIQUID SECURITIES

    A Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the Advisor may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Advisor will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisor will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Advisor; and
(2) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

    The Funds may borrow for temporary or emergency purposes in amounts not exceeding 10% of each Fund's total assets. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. This is the speculative factor known as leverage.

WHEN-ISSUED SECURITIES

    The Funds may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

REAL ESTATE INVESTMENT TRUSTS

    Each Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

SHARES OF OTHER INVESTMENT COMPANIES

    The Funds can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with a Fund's principal strategies. The Funds will pay additional fees through their investments in other investment companies.

LIMITED PARTNERSHIPS

    The Funds can invest in limited partnership interests.

SHORT SALES AGAINST-THE-BOX

    Each Fund can borrow and sell "short" securities when a Fund also owns an equal amount of those securities (or their equivalent). No more than 25% of a Fund's total assets can be held as collateral for short sales at any one time.

CORPORATE LOANS

    The Funds can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, a Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

TEMPORARY DEFENSIVE POSITION

    When adverse market or economic conditions indicate to the Advisor that a temporary defensive strategy is appropriate, a Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

                                   MANAGEMENT

    The Trustees of the Trust consist of four individuals, three of whom are not "interested persons" of the Trust as defined in the 1940 Act (the "non-interested Trustees"). The Trustees oversee the actions of the Funds' Advisor and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Funds.

    Each non-interested Trustee is a member of the Trust's Audit Committee (the "Committee"). The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of the Funds' independent accountants; (ii) review with the independent accountants the scope, performance and anticipated cost of their audits; (iii) discuss with the independent accountants certain matters relating to the Funds' financial statements, including any adjustment to such financial statements recommended by the independent accountants, or any other results of any audit; (iv) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Funds' independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants' independence; and (v) consider the comments of the independent accountants and management's responses thereto with respect to the quality and adequacy of the Funds' accounting and financial reporting policies and practices and internal controls. The Board of the Trust has adopted a written charter for the Committee. The Committee held one meeting during the Trust's last fiscal period.

    Each non-interested Trustee also is a member of the Trust's Nominating Committee. This Committee reviews and nominates candidates to serve as non-interested Trustees. The Nominating Committee will consider shareholder proposals for candidates to serve as non-interested Trustees. Any such proposals should be sent to the Trust in care of the Nominating Committee chairperson. The final recommendation of a prospective non-interested Trustee rests solely with the Nominating Committee. This Committee held no meetings during the Trust's last fiscal period. The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

    BIOGRAPHICAL INFORMATION. Certain biographical and other information relating to the non-interested Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served and the total number of portfolios overseen for funds advised by the Advisor.

                                       TERM OF
                                       OFFICE*                                          NUMBER OF
                                         AND                                          PORTFOLIOS IN
                          POSITION    LENGTH OF                                       FUND COMPLEX
                         HELD WITH      TIME           PRINCIPAL OCCUPATION(S)         OVERSEEN BY          OTHER
      NAME AND AGE       THE TRUST     SERVED          DURING PAST FIVE YEARS            TRUSTEE        DIRECTORSHIPS
      ------------       ---------     ------          ----------------------            -------        -------------
Randall H. Breitenbach    Trustee     Trustee      Co-Founder, Director and CEO,      1 registered           None
(42)                                  since        BreitBurn Energy Company (1988--   investment
                                      2001         present); Chairman, Finance        company
                                                   Committee, Stanford University     consisting of
                                                   PIC Endowment (1999--present).     4 portfolios

Robert L. Burch III (68)  Trustee     Trustee      Managing Partner, A.W. Jones Co.   1 registered           None
                                      since 2001   (investments) (since 1984);        investment
                                                   Chairman, Jonathan Mfg. Corp.      company
                                                   (slide manufacturing) (since       consisting of
                                                   1977).                             4 portfolios

John A.G. Gavin (71)      Trustee     Trustee      Formerly Partner and Managing      1 registered    Latin American
                                      since 2001   Director, Hicks, Muse, Tate &      investment      Strategy Board;
                                                   Furst (Latin America) (private     company         Apex Mortgage
                                                   equity investment firm) (1994--    consisting of   Capital, Inc.;
                                                   2001); Chairman, Gamma Holdings    4 portfolios    Causeway Capital
                                                   (international capital and                         Management Trust;
                                                   consulting) (since 1968); U.S.                     Ibero-America
                                                   Ambassador to Mexico (1981--                       Media Partners;
                                                   1986).                                             International Wire
                                                                                                      Corp.; TCW Galileo
                                                                                                      Funds

* EACH TRUSTEE SERVES UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED, OR UNTIL HIS DEATH OR RESIGNATION OR REMOVAL AS PROVIDED IN THE TRUST'S AGREEMENT AND DECLARATION OF TRUST.

    Certain biographical and other information relating to the Trustee who is an "interested person" of the Trust as defined in the 1940 Act (the "interested Trustee") and to the officers of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen and public directorships held.

                                    TERM OF
                                    OFFICE*                                          NUMBER OF
                                      AND                                          PORTFOLIOS IN
                         POSITION  LENGTH OF                                       FUND COMPLEX
                        HELD WITH    TIME           PRINCIPAL OCCUPATION(S)         OVERSEEN BY          OTHER
      NAME AND AGE      THE TRUST   SERVED          DURING PAST FIVE YEARS            TRUSTEE        DIRECTORSHIPS
      ------------      ---------   ------          ----------------------            -------        -------------
Nancy D. Celick* (51)   President   President**  Chief Operating Officer of the      1                   None
                        and         and          Advisor (since 2001); First         registered
                        Trustee     Trustee      Vice President of Merrill Lynch     investment
                                    since 2001   Investment Advisors, L.P.           company
                                                 ("MLIM") (2000-- 2001);             consisting
                                                 Director of MLIM (1993-- 1999).     of
                                                                                     4 portfolios

Richard H. Blank, Jr.   Secretary   Secretary    Senior Vice President of            1              Capo Inc.
(46)                                since        Stephens Inc. (since 1983).         registered     (distributor of
                                    2001**                                           investment     sunglasses);
                                                                                     company        Veriplas
                                                                                     consisting     Containers, Inc.
                                                                                     of             (plastic
                                                                                     4 portfolios   containers)

Anna Marie Lopez (35)   Treasurer   Treasurer    Chief Compliance Officer of the     1                   None
                        and         and          Advisor (since 2001);               registered
                        Assistant   Assistant    Compliance Officer of MLIM          investment
                        Secretary   Secretary    (1997 -- 2001).                      company
                                    since                                            consisting
                                    2001**                                           of
                                                                                     4 portfolios

* MS. CELICK IS AN "INTERESTED PERSON," AS DEFINED IN THE 1940 ACT, OF THE TRUST BASED ON HER POSITION AS CHIEF OPERATING OFFICER OF THE ADVISOR.

**  ELECTED BY AND SERVES AT THE PLEASURE OF THE BOARD OF TRUSTEES OF THE
    TRUST.

*** AS TRUSTEE, MS. CELICK SERVES UNTIL HER SUCCESSOR IS ELECTED AND QUALIFED,
    OR UNTIL HER DEATH OR RESIGNATION OR REMOVAL AS PROVIDED IN THE TRUST'S AGREEMENT AND DECLARATION OF TRUST.

    The address for all Trustees and officers of the Trust is c/o Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.

SHARE OWNERSHIP. Information relating to each Trustee's share ownership in the Trust as of December 31, 2001 is set forth in the chart below.

                                                  AGGREGATE DOLLAR RANGE
               NAME                         OF EQUITY SECURITIES IN THE TRUST
               ----                         ---------------------------------
               INTERESTED TRUSTEE:
                                          Large Cap Value Fund - $10,001 - $50,000
                   Nancy D. Celick        Mid-Cap Value Fund - $1 - $10,000
                                          Small Cap Value Fund - over $100,000

               NON-INTERESTED
               TRUSTEES:
                                          Large Cap Value Fund - None
                   Randall Breitenbach    Mid-Cap Value Fund - None
                                          Small Cap Value Fund - None

                                          Large Cap Value Fund - None
                   Robert L. Burch III    Mid-Cap Value Fund - None
                                          Small Cap Value Fund - None

                                          Large Cap Value Fund - None
                   John A. G. Gavin       Mid-Cap Value Fund - None
                                          Small Cap Value Fund - $10,001 - $50,000

The All Cap Value Fund had not commenced operations prior to December 31, 2002.

COMPENSATION OF TRUSTEES

    The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Advisor. The Trust pays to each non-interested Trustee, for service to the Trust, a fee of $3,500 per meeting, which includes a $2,000 retainer and $1,500 per in-person Board meeting attended. The Trust reimburses each non-interested Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings

    The following table sets forth an estimate of the compensation to be earned by the non-interested Trustees for the current fiscal year.

                                                                                                   AGGREGATE
                                                                                  ESTIMATED      COMPENSATION
                                                               PENSION OR           ANNUAL        FROM TRUST
                                                          RETIREMENT BENEFITS      BENEFITS        AND OTHER
                           POSITION WITH    COMPENSATION   ACCRUED AS PART OF        UPON           ADVISOR
    NAME                       TRUST        FROM TRUST*      TRUST EXPENSE        RETIREMENT     ADVISED FUNDS
    ----                       -----        -----------      -------------        ----------     -------------
    Randall Breitenbach       Trustee           $12,500           None               None           $12,500

    Robert L. Burch III       Trustee           $11,000           None               None           $11,000

    John A.G. Gavin           Trustee           $12,500           None               None           $12,500

    * SINCE THE TRUST HASN'T COMPLETED ITS FIRST YEAR, THESE AMOUNTS ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.

INVESTMENT ADVISORY AGREEMENTS

    The Advisor provides the Funds with management and investment advisory services. Hotchkis and Wiley Capital Management, LLC is located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439. The Advisor is a limited liability company the primary members of which are HWCap Holdings, a limited liability company whose members are employees of the Advisor, and Stephens-H&W, a limited liability company whose primary member is Stephens Group, Inc., which is a diversified holding company. The Advisor supervises and arranges the purchase and sale of securities held in the Funds' portfolios and administers the Funds. The Advisor also manages other investment company portfolios and separate investment advisory accounts.

    The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor began receiving fees from the Predecessor Funds under interim advisory agreements that became effective on October 9, 2001. The Advisor has contractually agreed to pay all operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through June 30, 2003 (December 31, 2003 with respect to the All Cap Value Fund).

                                                          LARGE CAP    MID-CAP VALUE     SMALL CAP      ALL CAP
                                                         VALUE FUND         FUND         VALUE FUND    VALUE FUND
                                                         ----------         ----         ----------    ----------
     Annual Advisory Rate                                   0.75%           0.75%          0.75%          0.75%

     Annual cap on expenses - Class I                       1.05%           1.15%          1.25%          1.25%

     Annual cap on expenses - Class A                       1.30%           1.40%          1.50%          1.50%

     Annual cap on expenses - Class B                       2.05%           2.15%          2.25%          2.25%

     Annual cap on expenses - Class C                       2.05%           2.15%          2.25%          2.25%


    The Large Cap Value, Mid-Cap Value and Small Cap Value Funds' former advisor, Merrill Lynch Investment Managers, L.P. (which is not affiliated with the Advisor), received a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the fiscal years ended June 30, 2001 and 2000, the annual cap on expenses was as follows:

                                                                   LARGE CAP     MID-CAP VALUE      SMALL CAP
                                                                   VALUE FUND         FUND          VALUE FUND
                                                                   ----------         ----          ----------
     Annual Advisory Rate                                            0.75%            0.75%           0.75%
     Annual cap on expenses - Class I                                0.95%            1.15%           1.25%
     Annual cap on expenses - Class A                                1.25%            1.40%           1.50%
     Annual cap on expenses - Class B                                 N/A             2.15%            N/A
     Annual cap on expenses - Class C                                 N/A             2.15%            N/A

    For the periods indicated below, the Advisor, or the Large Cap Value, Mid-Cap Value and Small Cap Value Funds' former advisor, earned fees and waived expenses as follows:

                                                                   LARGE CAP     MID-CAP VALUE      SMALL CAP
                                                                   VALUE FUND         FUND          VALUE FUND
                                                                   ----------         ----          ----------
     Investment advisory fees earned for the fiscal year 2002       $319,097        $484,710         $531,559
     Expenses waived for the fiscal year 2002                       $214,476        $157,292         $57,573
     Investment advisory fees earned for the fiscal year 2001       $381,703        $159,210         $288,574
     Expenses waived for the fiscal year 2001                       $127,193         $93,871         $31,669
     Investment advisory fees earned for the fiscal year 2000       $827,803         $54,806         $288,558
     Expenses waived for the fiscal year 2000                       $77,397          $56,132            -

    Each of the Investment Advisory Agreements provides that the Advisor shall not be liable to the Trust for any error of judgment by the Advisor or for any loss sustained by any of the Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    DURATION AND TERMINATION: Unless earlier terminated as described below, each Investment Advisory Agreement will continue in effect for two years from the effective date and will remain in effect from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Investment Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the applicable Fund or by the Advisor without penalty on 60 days'written notice to the other party.

    At the meeting of the Board of Trustees of the Trust held on September 11, 2001, the Board of Trustees initially approved the Investment Advisory Agreement with the Advisor for the Large Cap Value, Mid-Cap Value and Small Cap Value Funds. In connection with their deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Predecessor Funds by the former advisor (whose employees, including the portfolio managers, became employees of the Advisor on October 9, 2001) under former Investment Advisory Agreements, containing virtually identical provisions (other than their inception date, the name of the advisor and the names of the Funds), the services to be provided to the Funds by the Advisor and the personnel who will provide these services. In addition to providing investment advisory services and administrative services, the Advisor and its affiliates provide oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Trust. The Board also considered the former advisor's costs and the Advisor's estimated costs of providing services, and the direct and indirect benefits to the Advisor from its relationships with the Trust. The benefits considered by the Board included not only the Advisor's compensation for investment advisory services under the Investment Advisory Agreement, but also compensation to be paid to the Advisor or its affiliates for other, non-advisory, services provided to the Trust. In connection with their consideration of the Investment Advisory Agreements, the Trustees compared the advisory fee rate, expense ratios and historical performance of the Predecessor Funds to those of comparable funds. They considered the expense caps to which the Advisor agreed. The Board also reviewed materials supplied by counsel to the Trust that were prepared for use by the Trustees in fulfilling their duties under the 1940 Act and state law.

     Based on the information reviewed and the discussions, the Board of Trustees of the Trust concluded that it was satisfied with the nature and quality of the services provided by the former advisor to the Trust, whose employees would continue to provide services to the Funds as employees of the Advisor, and that the investment advisory fee rate was reasonable in relation to such services. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.

     At the meeting of the Board of Trustees of the Trust held on October 30, 2002, the Board of Trustees initially approved the Investment Advisory Agreement with the Advisor for the All Cap Value Fund. In connection with their deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. In approving the Investment Advisory Agreement, the Board primarily considered, with respect to the Fund, the nature of the services to be provided under the Investment Advisory Agreement and the overall quality of the services provided by the Advisor under the investment advisory agreements for the other funds. The Board requested and evaluated reports from the Advisor and independent sources that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board considered the services to be provided to the Fund by the Advisor and the personnel who will provide these services. The Trustees acknowledged the good performance of the other Funds and noted that the same investment style would be applied to the All Cap Value Fund. The Trustees noted that, in addition to providing investment advisory services and administrative services, the Advisor and its affiliates will provide oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Board also considered the Advisor's estimated costs of providing services, and the direct and indirect benefits to the Advisor from its relationships with the Trust. The benefits considered by the Board included not only the Advisor's compensation for investment advisory services under the Investment Advisory Agreement, but also compensation to be paid to the Advisor or its affiliates for other, non-advisory, services provided to the Trust. In connection with their consideration of the Investment Advisory Agreement for the All Cap Value Fund, the Trustees compared the advisory fee rate and estimated expense ratios of the Fund to those of comparable funds as well as those of the other Funds. They considered the expense caps to which the Advisor agreed. The Board also reviewed materials supplied by counsel to the Trust that were prepared for use by the Trustees in fulfilling their duties under the 1940 Act and state law.

PRINCIPAL UNDERWRITER AND ADMINISTRATOR

    Stephens Inc., 111 Center Street, Suite 300, Little Rock, Arkansas 72201, an affiliate of the Advisor, is the Funds' distributor (the "Distributor") and makes a continuous offering of the Funds' shares. The Distributor may receive payments under the Distribution Plan described under "Purchase of Shares--Distribution Plan." Stephens Inc. also is compensated for serving as the Funds' Administrator. For its services as Administrator, Stephens Inc. receives an annual fee at the rate of 0.10% of the Funds' aggregate net assets up to $200 million, 0.09% of the Funds' aggregate net assets for the next $500 million and 0.08% of the Funds' aggregate net assets over $700 million. For the period February 4, 2002 (commencement of the Administration Agreement with Stephens for the Trust) through June 30, 2002, total fees paid by the Funds to the Administrator were as follows:

                                              LARGE CAP    MID-CAP VALUE     SMALL CAP
                                              VALUE FUND        FUND        VALUE FUND
                                              ----------        ----        ----------
          Period ended June 30, 2002           $17,621        $34,554         $37,089

CODES OF ETHICS

    The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust and the Advisor and a Code of Ethics for the Distributor (the "Codes of Ethics"). The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. The protective provisions of the Codes of Ethics prohibit certain investments and limit these personnel from making investments during periods when a Fund is making such investments. The Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.

PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to policies established by the Board of Trustees of the Trust, the Advisor is primarily responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. The Advisor does not execute transactions through any particular broker or dealer but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Advisor generally seeks reasonably competitive commission trade execution costs, the Trust does not necessarily pay the lowest spread or commission available.

    Subject to applicable legal requirements, the Advisor may select a broker based partly upon brokerage or research services provided to the Advisor and its clients, including the Funds. In return for such services, the Advisor may pay a higher commission than other brokers would charge if the Advisor determines in good faith that the commission is reasonable in relation to the services provided.

    Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, such as the Advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

    To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation of investments. Examples of research-oriented services for which the Advisor might use Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Advisor's individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Funds to the Advisor are not reduced as a result of the Advisor's receipt of research services.

    In some cases, the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

    From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The National Association of Securities Dealers, Inc. ("NASD") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

    In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees of the Trust and subject to best execution, the Advisor may consider sales of shares of a Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Funds; however, whether or not a particular broker or dealer sells shares of the Funds neither qualifies nor disqualifies such broker or dealer to execute transactions for the Funds.

    Foreign equity securities may be held by the Trust in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs traded in the United States, like other securities traded in the United States, will be subject to negotiated commission rates. The Trust's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets.

    Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, the Advisor intends to manage the Funds so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Funds' portfolio strategies.

    Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Advisor acts as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Advisor when one or more clients of the Advisor are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which the Advisor acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


                               PURCHASE OF SHARES

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

    CLASS A SHARES -- PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A shares subject to an initial sales charge, the Distributor reallows a portion of the initial sales charge to dealers (which is alike for all dealers), as shown in the relevant Prospectus. (The term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institution having a selling agreement or any other similar agreement with the Distributor.) The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sales charge retained by the Distributor. Because of rounding in the computation of offering price, the portion of the sales charge retained by the Distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

    CLASS A SHARES -- PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). For purchases of Class A shares subject to a CDSC, the Distributor pays commissions to dealers on new investments made through such dealers as follows:

                  DEALER COMPENSATION
               AS A % OF OFFERING PRICE    CUMULATIVE PURCHASE AMOUNT
               ------------------------    --------------------------
                         1.00%             On the first $2,000,000, plus
                         0.80%             Over $2,000,000 to $3,000,000, plus
                         0.50%             Over $3,000,000 to $50,000,000, plus
                         0.25%             Over $50,000,000 to $100,000,000, plus
                         0.15%             Over $100,000,000

    CLASS A SALES CHARGE INFORMATION - For the period February 4, 2002 (commencement of the Distribution Agreement with Stephens for the Trust) through June 30, 2002, the Distributor received the following sales charges from investors on sales of Class A shares:

                                                                    CLASS A SHARES
                                      ----------------------------------------------------------------------------
                                        GROSS SALES      SALES CHARGES      SALES CHARGES      CDSCS RECEIVED ON
                                          CHARGES         RETAINED BY      PAID TO STEPHENS      REDEMPTION OF
                                         COLLECTED        DISTRIBUTOR                         LOAD-WAIVED SHARES
                                      ---------------- ------------------ ------------------- --------------------
Large Cap Value Fund                      $25,884           $5,753             $19,201                $0
Mid-Cap Value Fund                        $80,501           $6,773             $80,501                $0
Small Cap Value Fund                      $36,234           $8,313             $36,234                $0

REDUCED INITIAL SALES CHARGES

    RIGHT OF ACCUMULATION. Reduced sales charges apply through a right of accumulation under which eligible investors are permitted to purchase shares of a Fund subject to an initial sales charge at the offering price applicable to the total of:

    (1) the public offering price of the shares then being purchased
         +
    (2) an amount equal to the higher of the then current net asset value or cost of the purchaser's combined holdings of all classes of shares of the Funds.

    For any right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's selected securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to this confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.


    LETTER OF INTENT. Reduced sales charges apply to purchases aggregating $25,000 or more of Class A shares of a Fund made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Funds' Transfer Agent. The Letter of Intent is not a binding obligation to purchase any amount of Class A shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if you notify the Distributor in writing of this intent within the 90-day period. The value of

Class A shares of a Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of the Letter, but the reduced sales charge applicable to the amount covered by the Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), you will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A shares equal to 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

    Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in a Fund.

    Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing service fees and distribution fees; however, the ongoing service and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class A shares of a Fund after a conversion period of approximately seven years, and thereafter investors will be subject to lower ongoing fees.

    The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

    In determining whether a contingent deferred sales charge ("CDSC") is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the original cost of the shares being redeemed, except for those who were Class B shareholders of Mercury HW Mid-Cap Value Fund on February 1, 2002. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

    The Funds' Class B CDSC schedule is included in the relevant Prospectus. The following table sets forth the Class B CDSC schedule for shareholders who formerly owned Class B shares of Mercury HW Mid-Cap Value Fund, for whom the CDSC is assessed an amount equal to the lesser of the proceeds of redemption or the original cost of the shares being redeemed:

                                                      CDSC AS A PERCENTAGE
                                                      OF DOLLAR AMOUNT
               YEAR SINCE PURCHASE PAYMENT MADE       SUBJECT TO CHARGE
               --------------------------------       -----------------
               0-1                                    4.0%
               1-2                                    4.0%
               2-3                                    3.0%
               3-4                                    3.0%
               4-5                                    2.0%
               5-6                                    1.0%
               6 and thereafter                       None

    To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

    While Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an individual retirement account ("IRA") or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, the reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 70 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

    The charge may also be reduced or waived in other instances, such as: (a) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; and (b) withdrawals through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established.

    Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plans, as well as in other situations as described in the Prospectus.

    Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers and other financial intermediaries related to providing distribution-related services to a Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of a Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plan" below. The Distributor will pay dealers (as previously defined) a commission of 4% of the purchase price for Class B shares and 1% of the purchase price for Class C shares. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

    CLASS B AND CLASS C SALES CHARGE INFORMATION - For the period February 4, 2002 (commencement of the Distribution Agreement with Stephens for the Trust) through June 30, 2002, sales charges received by the Distributor from shareholders of Class B and Class C shares were as follows:

                                                    CLASS B SHARES
                                          -----------------------------------
                                          CDSCS RECEIVED    CDSCS RETAINED
                                          BY DISTRIBUTOR      BY STEPHENS
                                          ---------------- ------------------
               Large Cap Value Fund           $7,722            $1,456
               Mid-Cap Value Fund             $47,689           $6,242
               Small Cap Value Fund           $30,829            $836

                                                    CLASS C SHARES
                                          -----------------------------------
                                           CDSCS RECEIVED    CDSCS RETAINED
                                           BY DISTRIBUTOR      BY STEPHENS
                                          ---------------- ------------------
               Large Cap Value Fund           $11,472            $582
               Mid-Cap Value Fund             $40,303           $3,360
               Small Cap Value Fund           $35,432           $2,286

    CONVERSION OF CLASS B SHARES TO CLASS A SHARES. After approximately seven years (the "Conversion Period"), Class B shares will be converted automatically into Class A shares of the same Fund. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge.

    In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class A shares of a Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of that Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.

DISTRIBUTION PLAN

    Reference is made to "Shareholder Services -- Pricing of Shares" in the Prospectus for Class A, Class B and Class C shares of the Funds for certain information on the distribution plan for Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") with respect to the distribution and service fees paid by each Fund to the Distributor with respect to such classes.

    The Distribution Plan for the Class A, Class B and Class C shares provides that each Fund pays a distribution and service fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets of the Class A shares of the relevant Fund and at the annual rate of 1.00% of the average daily net assets of that Fund attributable to Class B and Class C shares, respectively, in order to compensate the Distributor and selected securities dealers or other financial intermediaries in connection with providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to securities dealers and other intermediaries for selling Class A, Class B and Class C shares of that Fund. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which distribution and service fees are paid (except that Class B shareholders may vote on any material changes to expenses charged with respect to Class A shares).

    The Distribution Plan as it relates to Class B and Class C shares is designed to permit an investor to purchase Class B and Class C shares through securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the Distributor to compensate securities dealers and other financial intermediaries in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A shares of the Funds in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Funds' Class B and Class C shares.

    The Funds' Distribution Plan is subject to the provisions of Rule 12b-1 under the 1940 Act. In their consideration of the Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to each Fund and its shareholders. The Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving the Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is a reasonable likelihood that the Distribution Plan will benefit that Fund and its shareholders. The Distribution Plan can be terminated as to a class of a Fund at any time, without penalty, by the vote of a majority of the non-interested

Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. The Distribution Plan cannot be amended to increase materially the amount to be spent by a Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that a Fund preserve copies of the Distribution Plan and any report made pursuant to such Plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

    Among other things, the Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the distribution and service fees paid under the Plan. Payments under the Distribution Plan are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plan may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses will be presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Distribution Plan.

For the fiscal period ended June 30, 2002, the Funds paid the following amounts under the Distribution Plan:


                                                  LARGE CAP     MID-CAP          SMALL CAP
                                                  ---------     -------          ---------
Distribution and services fees -- Class A           $ 4,455        $ 19,412          $ 4,381
Distribution and services fees -- Class B               260          88,775              995
Distribution and services fees -- Class C             2,210          53,636            66,78


These payments were to dealers for compensation to their representatives (Class B and Class C) and for advertising, sales promotion and marketing expenses, and shareholder services such as account maintenance.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

    The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the service fee. The maximum sales charge rule is applied separately to each class. The maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

ANTI-MONEY LAUNDERING

    The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the USA PATRIOT Act. The Trust's Program provides for the development of internal practices, procedures and controls; designation of an anti-money laundering compliance officer; an ongoing training program; and an independent audit function to determine the effectiveness of the Program.

    Procedures to implement the Program include determining that the Trust's distributor and transfer agent have established proper anti-money laundering procedures; checking shareholder names against designated government lists, including that of the Office of Foreign Asset Control ("OFAC"); and a complete and thorough review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the Program.


                              REDEMPTION OF SHARES

    Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for Class A, Class B and Class C shares of the Funds and "How to Sell Shares" in the Prospectus for Class I shares of the Funds.

    Each Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable and, for Class A shares of the Small Cap Value Fund, for any redemption fee that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

    The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Funds.

    The value of shares of a Fund at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by that Fund at such time.

    In electing a telephone redemption, the investor authorizes the Funds and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by the Funds or the Transfer Agent to be genuine. Neither the Funds nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in the Prospectuses. Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

    For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times a Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, federal funds or certified check drawn on a U.S. bank). A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which usually will not exceed 12 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by that Fund.


                                PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

    Reference is made to "How Shares are Priced" in each Prospectus.

    The net asset value of the shares of all classes of each Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of the close of regular trading. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Net asset value of a Fund is computed by dividing the value of the securities held by that Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Advisor, are accrued daily.

    For each Fund, the per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the distribution and service fees applicable with respect to Class A, Class B and Class C shares. Moreover, the per share net asset value of the Class B and Class C shares of a Fund generally will be lower than the per share net asset value of Class A shares of that Fund, reflecting the daily expense accruals of the higher distribution and service fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes of each Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.

    Securities are valued by an independent pricing agent to the extent possible. In determining the net asset value of each Fund's shares, equity securities that are listed on a securities exchange (whether domestic or foreign) or quoted by The Nasdaq Stock Market ("NSM") are valued at the last sale price on that day as of the close of regular trading on the NYSE or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or on NSM. Unlisted equity securities that are not included in NSM are valued at the average of the quoted bid and asked prices in the over-the-counter market.

    Fixed-income securities which are traded on a national securities exchange will be valued at the last sale price or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such exchange. However, securities with a demand feature exercisable within one to seven days are valued at par. Prices for fixed-income securities may be based on quotations received from one or more market-makers in the securities, or on evaluations from pricing services. Fixed-income securities for which quotations or prices are not readily available are valued at their fair value as determined by the Advisor under guidelines established by the Board of Trustees, with reference to fixed-income securities whose prices are more readily obtainable or to an appropriate matrix utilizing similar factors. As a broader market does not exist, the proceeds received upon the disposal of such securities may differ from their recorded value. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

    Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale or settlement price as of the close of the exchanges or, if no sales are reported, at the average of the quoted bid and asked prices as of the close of the exchange.

    Trading in securities listed on foreign securities exchanges or over-the-counter markets is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Events affecting the values of foreign securities and currencies will not be reflected in the determination of net asset value unless the Board of Trustees determines that the particular event would materially affect net asset value, in which case an adjustment will be made. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

    Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by the Advisor under guidelines established by and under the general supervision and responsibility of the Board of Trustees.

    Each investor in each Fund may add to or reduce his or its investment in that Fund on each day the NYSE is open for trading. The value of each investor's interest in each Fund will be determined as of the close of regular trading on the NYSE by multiplying the net asset value of that Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Fund. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in that Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of regular trading on the NYSE on the next determination of net asset value of that Fund.

                     COMPUTATION OF OFFERING PRICE PER SHARE

    An illustration of the computation of the offering price for Class I, Class A, Class B and Class C shares of each then existing Fund, based on the value of the Fund's net assets and number of shares outstanding on June 30, 2002, is calculated as set forth below:

LARGE CAP VALUE FUND
                                                                       CLASS I       CLASS A       CLASS B       CLASS C
                                                                       -------       -------       -------       -------
Net Assets                                                           $39,215,492   $6,545,535    $192,867      $1,091,516
                                                                     ===========   ==========    ========      ==========
Number of Shares Outstanding                                           2,453,336      409,695      12,106          68,550
                                                                     ===========   ==========    ========      ==========
Net Asset Value Per Share (net assets divided by number of shares
  outstanding)                                                       $     15.99   $    15.98    $  15.93      $    15.92
Sales Charge (for Class A shares:
  5.25% of offering price (5.54% of net asset value per share))*                         0.89          **              **
                                                                     -----------   ----------    --------      ----------
Offering Price                                                       $     15.99   $    16.87    $  15.93      $    15.92
                                                                     ===========   ==========    ========      ==========

MID-CAP VALUE FUND
                                                                       CLASS I       CLASS A       CLASS B       CLASS C
                                                                       -------       -------       -------       -------
Net Assets                                                           $63,740,878   $18,789,504   $11,363,420   $9,084,461
                                                                     ===========   ===========   ===========   ==========
Number of Shares Outstanding                                           3,747,570     1,106,070       674,492      538,636
                                                                     ===========   ===========   ===========   ==========
Net Asset Value Per Share (net assets divided by number of
  shares outstanding)                                                $     17.01   $     16.99   $     16.85   $    16.87
Sales Charge (for Class A shares:
  5.25% of offering price (5.54% of net asset value per share))*                          0.94            **           **
                                                                     -----------   -----------   -----------   ----------
Offering Price                                                       $     17.01   $     17.93   $     16.85   $    16.87
                                                                     ===========   ===========   ===========   ==========
SMALL CAP VALUE FUND
                                                                       CLASS I        CLASS A       CLASS B      CLASS C
                                                                       -------        -------       -------      -------
Net Assets                                                           $97,458,075   $13,660,289    $738,176     $3,483,708
                                                                     ===========   ===========    ========     ==========
Number of Shares Outstanding                                           3,061,533       425,272      23,277        109,860
                                                                     ===========   ===========    ========     ==========
Net Asset Value Per Share (net assets divided by number of
  shares outstanding)                                                $     31.83   $     32.12    $  31.71     $    31.71
Sales Charge (for Class A shares:
  5.25% of offering price (5.54% of net asset value per share))*                          1.78          **             **
                                                                     -----------   -----------    --------     ----------
Offering Price                                                       $     31.83   $     33.90    $  31.71     $    31.71
                                                                     ===========   ===========    ========     ==========

----------

* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" herein.

The All Cap Value Fund had not commenced operations as of June 30, 2002.

                            DIVIDENDS AND TAX STATUS

         The following is intended to be a general summary of certain federal income tax consequences of investing in one or more Funds. It is not intended to be a complete discussion of all such tax consequences, nor does it purport to deal with all types of investors and should not be construed as tax advice. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN A FUND.

    The All Cap Value Fund intends to qualify and each other Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company requires, among other things, that (1) at least 90% of each Fund's annual gross income be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) in connection with its business of investing in such stock, securities, or currencies; and (2) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers controlled by the Fund that are engaged in the same, similar or related trades or businesses.

    As a regulated investment company, in any fiscal year in which a Fund distributes at least 90% of its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), such Fund (but not its shareholders) will generally be relieved of U.S. federal income taxes on its net investment income and net capital gain (i.e., the Fund's net long-term capital gain in excess of the sum of net short-term capital loss and capital loss carryovers from prior years, if any) that it distributes to shareholders. However, a Fund will be subject to federal income tax (currently imposed at a maximum rate of 35%) on any undistributed net investment income and net capital gain.

    Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable to the Fund. To prevent imposition of the excise tax, the Fund must distribute to its shareholders during each calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Funds intend to meet these distribution requirements in order to avoid this excise tax liability.

    If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends which although generally eligible for the corporate dividends received deduction, will be taxable to shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gain in such shareholders' hands.

    A Fund's transactions in certain forward and futures contracts, forward foreign currency exchange contracts (Section 1256 contracts) and certain listed options will be subject to special provisions of the Code that, among other things, may affect the character of gain or loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. For example, at the end of each year, certain investments held by a Fund must be "marked to market" for federal income tax purposes; that is, they are treated as having been sold at their fair market value, which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for avoiding income and excise taxes.

    A shareholder's sale of shares of a Fund will be a taxable transaction if such person is subject to U.S. federal income tax. Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received in exchange therefor. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent that shares disposed of are reacquired within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. In such a case, the basis of the shares reacquired will be adjusted to reflect the disallowed loss. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares. Shares received in connection with the payment of a dividend by a Fund will generally constitute a reacquisition of shares for purposes of this loss disallowance rule.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class I and Class A shares of the same Fund, as a result of the distribution and service fees applicable to the Class B and Class C shares. Similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the distribution and service fees applicable with respect to the Class A shares. The per share distributions of net capital gains, if any, will be paid in the same amount for each class of the same Fund.

    Each Fund may be required to withhold for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that they are required to backup withhold. Any amounts withheld may be credited against such shareholder's U.S. federal income tax liability.


                                PERFORMANCE DATA

    From time to time the Funds may include average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on a Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for each class of shares of each Fund in accordance with a formula specified by the Commission.

    Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares, but does not take into account taxes payable on dividends or on redemption.

    Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. The taxes due on dividends are calculated by applying the highest marginal federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

    Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest marginal federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment.
The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

    The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

    Set forth in the tables below is total return information, before and after taxes, for the Class I, Class A, Class B and Class C shares of the Funds for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment.

                                                                  PAST        PAST        PAST       SINCE    INCEPTION
PERIODS ENDING JUNE 30, 2002                                    ONE YEAR   FIVE YEARS  TEN YEARS   INCEPTION     DATE
----------------------------                                    --------   ----------  ---------   ---------     ----
LARGE CAP VALUE FUND-- CLASS I                                                                                 06/24/87
  Return Before Taxes                                            -0.38%      6.75%       11.31%     10.37%
  Return After Taxes on Distributions                            -1.48%      3.84%       8.51%       7.96%
  Return After Taxes on Distributions and Sale of Fund Shares     0.37%      4.75%       8.47%       7.85%
MID-CAP VALUE FUND-- CLASS I                                                                                   01/02/97
  Return Before Taxes                                             4.77%      17.53%        -        16.78%
  Return After Taxes on Distributions                             2.80%      12.38%        -        14.32%
  Return After Taxes on Distributions and Sale of Fund Shares     3.05%      13.30%      10.94%     12.65%
MID-CAP VALUE FUND-- CLASS A                                                                                   01/02/01
  Return Before Taxes                                            -0.85%        -           -         8.55%
  Return After Taxes on Distributions                            -2.67%        -           -         7.21%
  Return After Taxes on Distributions and Sale of Fund Shares    -0.40%        -           -         6.25%
MID-CAP VALUE FUND-- CLASS B                                                                                   01/02/01
  Return Before Taxes                                            -1.11%        -           -         9.14%
  Return After Taxes on Distributions                            -2.90%        -           -         7.86%
  Return After Taxes on Distributions and Sale of Fund Shares    -0.55%        -           -         6.75%
MID-CAP VALUE FUND-- CLASS C                                                                                   01/02/01
  Return Before Taxes                                             2.87%        -           -        11.76%
  Return After Taxes on Distributions                             1.09%        -           -        10.48%
  Return After Taxes on Distributions and Sale of Fund Shares     1.89%        -           -         8.88%
SMALL CAP VALUE FUND-- CLASS I                                                                                 09/20/85
  Return Before Taxes                                            20.45%      9.85%       12.96%     12.66%
  Return After Taxes on Distributions                            20.10%      8.72%       10.79%     10.63%
  Return After Taxes on Distributions and Sale of Fund Shares    12.52%      7.56%       9.86%       9.94%
SMALL CAP VALUE FUND-- CLASS A                                                                                 10/06/00
  Return Before Taxes                                            14.15%        -           -        30.16%
  Return After Taxes on Distributions                            13.83%        -           -        29.94%
  Return After Taxes on Distributions and Sale of Fund Shares     8.66%        -           -        24.44%

    LARGE CAP VALUE FUND CLASS A, CLASS B AND CLASS C SHARES AND SMALL CAP VALUE FUND CLASS B AND CLASS C SHARES HAVE LESS THAN ONE YEAR OF OPERATIONS AS OF JUNE 30, 2002. ALL CAP VALUE FUND HAD NOT COMMENCED OPERATIONS AS OF JUNE 30, 2002.

     Total return figures are based on the Funds' historical performance and are not intended to indicate future performance of the Funds. The Funds' total returns will vary depending on market conditions, the securities comprising the Funds' portfolios, the Funds' operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost

    In order to reflect the reduced sales charges in the case of Class A shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the waiver of the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

    On occasion, a Fund may compare its performance to that of various broad market indexes, including without limitation the Standard & Poor's 500 Composite Stock Price Index, Russell 1000 Index, Russell Midcap Index, Russell 2000 Index and other published indexes, or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), or other competing universes, and CDA Investment Technology, Inc., MONEY MAGAZINE, U.S. NEWS & WORLD REPORT, BUSINESS WEEK, FORBES MAGAZINE, FORTUNE MAGAZINE, THE WALL STREET JOURNAL and other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund's relative performance for any future period. In addition, from time to time, a Fund may include its Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature. A Fund may provide information designed to help investors understand how a Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund's portfolio composition, investment philosophy, strategy or investment techniques, comparisons of a Fund's performance or portfolio composition to that of other funds or types of investments, indexes relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of a Fund's relative performance for any future period.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

    The Funds each offer four classes of shares: Class I shares, Class A shares, Class B shares and Class C shares. For the All Cap Value Fund, only Class I shares and Class A shares are currently being offered.

    The Agreement and Declaration of Trust permits the Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which are represented by a separate series of shares. The Trustees are permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share, except that the Class A, Class B and Class C shares are subject to distribution and service fees payable under the Distribution Plan. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. The Board of Trustees has created four series of shares, and may create additional series in the future, which have separate assets and liabilities.

    The Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Agreement and Declaration of Trust also provides that the Trust shall indemnify any shareholder for any loss arising out of a claim or demand relating to such person being or having been a shareholder.

    Ten shareholders holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

    The Trust or any Fund may be terminated if approved by the vote of a majority of the Trustees. If not so terminated, the Trust will continue indefinitely.

    Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

    Common expenses incurred by the Trust are allocated among the Funds based upon relative net assets or evenly among the Funds, depending on the nature of the expenditure.

    Except for any amendment that is required to be approved by shareholders by the 1940 Act or by this registration statement, the Trustees may, without shareholder vote, restate, amend or otherwise supplement the Agreement and Declaration of Trust. The holders of shares have no preemptive or conversion rights. Shares when issued pursuant to a Prospectus of a Fund are fully paid and non-assessable.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Advisor, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

REDEMPTION IN KIND

    If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, a Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, has been selected as the independent accountants of the Funds. The independent accountants are responsible for auditing the annual financial statements of the Funds.

CUSTODIAN

    Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian of each Fund's assets (the "Custodian"). The Custodian is responsible for safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

    U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Funds' Transfer Agent pursuant to a transfer agency agreement and as the Funds' fund accountant pursuant to a separate agreement. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

    Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

    The fiscal year of each Fund ends on June 30 of each year. Each Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions. Only one copy of these reports is sent to the same household, unless a shareholder instructs otherwise.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to a Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

    The Prospectuses and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

    Under a separate agreement, Hotchkis and Wiley Capital Management, LLC has granted the Trust the right to use the "Hotchkis and Wiley" name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company.

PRINCIPAL HOLDERS

    All Trustees and officers as a group owned less than 1% of the outstanding shares of any of the Funds as of November 30, 2002. In addition, to the knowledge of the Trust, the following entities owned 5% or more of the outstanding shares of a class of a Fund as of November 30, 2002.


LARGE CAP VALUE FUND                             TOTAL FUND       CLASS I       CLASS A      CLASS B       CLASS C
                                                 ----------       -------       -------      -------       -------
Merrill Lynch, Pierce, Fenner & Smith*              24.7%           28.2%          9.1%        87.9%         86.5%
   4800 Deer Lake Drive
   Jacksonville, FL 32246-6484
Charles Schwab & Co. Inc.*                          16.9%           24.4%
   101 Montgomery Street
   San Francisco, CA 94104-4122


LARGE CAP VALUE FUND                             TOTAL FUND      CLASS I        CLASS A       CLASS B      CLASS C
                                                 ----------      -------        -------       -------      -------
Investors Bank & Trust*                             10.5%                          38.0%
   4 Manhattanville
   Purchase, NY 10577-2139
Olm Zorg                                             5.3%            7.7%
   P&C Management Limited
   Exchange House
   Primrose St London
   RC2A 2NY
   UK
Prudential Securities, Inc.*                                                       17.7%
   194 Wood Avenue S
   Iselin, NJ 08830-2725
Diane Williams                                                       6.8%
   1043 Ocean Blvd.
   Corondo, CA 92110
Salomon Smith Barney Inc.*                                                        16.0%
   333 W. 34th Street, Floor 7
   New York, NY 10001-2402

MID-CAP VALUE FUND                               TOTAL FUND      CLASS I        CLASS A       CLASS B      CLASS C
                                                 ----------      -------        -------       -------      -------
Merrill Lynch, Pierce, Fenner & Smith*              48.0%           39.1%         46.8%          91.7%        79.0%
   4800 Deer Lake Drive
   Jacksonville, FL 32246-6484
1st Co.*                                            12.5%           19.7%
   PO Box 638
   Belleville, IL 62323-0622
Charles Schwab & Co. Inc.*                          10.5%           16.5%
   101 Montgomery Street
   San Francisco, CA 94104-4122
Investors Bank and Trust*                                                        5.3%
   4 Manhattanville
   Purchase, NY 10577-2139

SMALL CAP VALUE FUND                             TOTAL FUND      CLASS I        CLASS A       CLASS B      CLASS C
                                                 ----------      -------        -------       -------      -------
Merrill Lynch, Pierce, Fenner & Smith*              51.5%           68.1%         10.1%          88.3%        79.2%
   4800 Deer Lake Drive
   Jacksonville, FL 32246-6484
Charles Schwab & Co. Inc.*                                           6.2%
   101 Montgomery Street
   San Francisco, CA 94104-4122
PFPC*                                                                             12.3%
   FBO Neuberger Berman
   211 S. Gulph Road
   King of Prussa, PA 19406-3101

* Denotes record owner of Fund shares only.

                              FINANCIAL STATEMENTS

    The audited financial statements of the Large Cap Value, Mid-Cap Value and Small Cap Value Funds are incorporated in this Statement of Additional Information by reference to the Funds' June 30, 2002 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-866-HW-FUNDS (1-866-493-8637).

                       APPENDIX -- DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS:

"Aaa" -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

"A" -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" -- Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers "1," "2" and "3" in each generic rating classification from Aa through Baa. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS:

MOODY'S SHORT-TERM DEBT RATINGS ARE OPINIONS OF THE ABILITY OF ISSUERS TO HONOR SENIOR FINANCIAL OBLIGATIONS AND CONTRACTS. THESE OBLIGATIONS HAVE AN ORIGINAL MATURITY NOT EXCEEDING ONE YEAR, UNLESS EXPLICITLY NOTED.

"PRIME-1" -- Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of these characteristics:

    - Leading market positions in well-established industries.

    - High rates of return on funds employed.

    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

"PRIME-2" -- Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS:

"AAA" -- An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its commitment on the obligation.

COMMERCIAL PAPER RATINGS:

"A-1" -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

"A-2" -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH RATINGS CO.

BOND RATINGS:

"AAA" -- Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" -- Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" -- High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" -- Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS (+) MINUS (--) -- Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to short-term ratings other than "F1."

SHORT-TERM DEBT RATINGS:

"F1" -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" -- Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

                 (a)(1) Agreement and Declaration of Trust(1)
                    (2) Certificate of Trust(1)
                 (b)       By-Laws(1)
                 (c)       Instruments Defining Rights of Shareholders(1)
                 (d)(1) Investment Advisory Agreement relating to the
                           Hotchkis and Wiley Large Cap Value Fund(2)
                    (2) Investment Advisory Agreement relating to the
                           Hotchkis and Wiley Small Cap Value Fund(2)
                    (3) Investment Advisory Agreement relating to the
                           Hotchkis and Wiley Mid-Cap Value Fund(2)
                    (4) Form of Investment Advisory Agreement relating to the
                           Hotchkis and Wiley All Cap Value Fund(4)

                 (e)(1) Distribution Agreement(2)
                    (2) Form of Selling Group Agreement(2)
                 (g)       Custodian Agreement(2)
                 (h)(1) Accounting Services Agreement(2)
                    (2) License Agreement with Hotchkis and Wiley
                           Capital Management, LLC(2)
                    (3) Transfer Agent Servicing Agreement(2)
                    (4) Expense Cap Agreement(2)
                    (5) Administration Agreement(2)
                    (6) Expense Cap Agreement Amendment(3)
                    (7) Amendment to Transfer Agent Servicing Agreement(3)
                    (8) Addendum to the Expense Cap Agreement(4)
                 (i)       Legal opinion(4)
                 (j)    Consent of Independent Accountants*
                 (l)      Initial Capital Agreements(2)
                 (m)      Amended Distribution Plan(3)
                 (n)      Rule 18f-3 Plan(2)
                 (p)(1) Fund's and Adviser's Code of Ethics(2)
                    (2) Principal Underwriter's Code of Ethics(2)

----------------------------
*    Filed herewith.
(1) Incorporated by reference to the Fund's Registration Statement on Form N-1A filed on August 30, 2001 (File No. 333-68740).

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-1A filed on October 19, 2001 (File
     No. 333-68740).

(3) Incorporated by reference to Post-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-1A filed on August 26, 2002 (File
     No. 333-68740).

(4) Incorporated by reference to Post-Effective Amendment No. 3 to the Fund's Registration Statement on Form N-1A filed on October 18, 2002 (File No. 333-68740)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

None.

ITEM 25. INDEMNIFICATION

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Sections 2, 3 and 4 of
Article VII of the Registrant's Agreement and Declaration of Trust (Exhibit
(a)(1) to this Registrant Statement), Trustees, officers, employees and agents of the Trust will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.

     Article VII, Sections 2 and 3 provide, inter alia, that no Trustee of the Registrant shall be liable to the Registrant, its holders, or to any other Trustee for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

     Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust provides:

     Section 2. Indemnification and Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, adviser, sub-adviser or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust's request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Series that such person extended credit to, contracted with or has a claim against, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or her capacity as Trustee or Trustees and such Trustee or Trustees shall not be personally liable thereon. At the Trustees' discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

     Article 11, Section 3 of the Registrant's By-laws further provides:

     Section 3. Limitations, Settlements. No indemnification shall be provided hereunder to an agent:

          (1) who shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, "disabling conduct"); or

          (2) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such agent was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such agent did not engage in disabling conduct:

               (i) by the court or other body before which the proceeding was brought;

               (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts as opposed to a full trial-type inquiry); or

               (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to an agent with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the agent was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such agent has been charged.

          As permitted by Article VII, Section 4 of the Registrant's Agreement and Declaration of Trust, the Trustees may maintain insurance for Trustees, officers, employees and agents in the amount the Trustees deem adequate.

          The Registrant hereby undertakes that it will apply the indemnification provisions of its Agreement and Declaration of Trust and Bylaws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Set forth below is a list of each executive officer and partner of Hotchkis and Wiley Capital Management, LLC ("H&W") indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 1, 2000 for his, her or its own account or in the capacity of director, officer, partner or trustee.

                                                                                      OTHER SUBSTANTIAL BUSINESS,
                                                                                      PROFESSION, VOCATION OR
NAME AND ADDRESS                            POSITION WITH THE INVESTMENT ADVISER      EMPLOYMENT
-----------------------------               ------------------------------            ------------------------------
George H. Davis, Jr.                        Member of Executive Committee and Chief   Member of HWCap Holdings, LLC (since
                                            Executive Officer of H&W                  2001); Managing Director of Merrill
                                                                                      Lynch Investment Managers, L.P.
                                                                                      ("MLIM") (1996 - 2001)

Nancy D. Celick                             Member of Executive Committee and Chief   Member of HWCap Holdings, LLC (since
                                            Operating Officer of H&W                  2001); First Vice President of MLIM
                                                                                      (1996 - 2001)

Warren A. Stephens                          Member of Executive Committee of H&W      President and Chief Executive Officer
                                                                                      of Stephens Inc., 111 Center Street,
                                                                                      Little Rock, Arkansas 72201

Jon E. M. Jacoby                            Member of Executive Committee of H&W      Senior Executive Vice President of
                                                                                      Stephens Inc., 111 Center Street,
                                                                                      Little Rock, Arkansas 72201

Nigel Hurst-Brown                           Member of Executive Committee of H&W      Managing Director of MLIM (1998 -
                                                                                      2001);  Co-Head of MLIM, Los Angeles
                                                                                      office (1999 - 2000); Director of
                                                                                      Mercury Asset Management Group Plc.
                                                                                      (since 1990).

ITEM 27. PRINCIPAL UNDERWRITERS

         a. Stephens Inc. ("Stephens"), distributor for the Registrant, does not presently act as investment advisor for any other registered investment companies, but does act as principal underwriter for Barclays Global Investors Funds, Inc; Nations Fund, Inc.; Nations Fund Trust; Nations Reserves; Nations Funds Trust; Nations Annuity Trust; Wells Fargo Variable Trust and Wells Fargo Funds Trust; and is the exclusive placement agent for Nations Master Investment Portfolio and Wells Fargo Core Trust, all of which are registered open-end management investment companies.

         b. Information with respect to each director and officer of the principal underwriter is incorporated by reference to the relevant portions of Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file No. 501-15510).

         c. Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant or Registrant's investment adviser, 725 S. Figueroa Street, 39th Floor, Los Angeles, California 90017, or Registrant's transfer agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Registrant's custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, or Registrant's administrator, Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.


ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this post-effecitve amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles and State of California, on the 30th day of December, 2002.

                                             HOTCHKIS AND WILEY FUNDS
                                             By: /s/ NANCY D. CELICK
                                             -------------------------------
                                             Nancy D. Celick, President

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacity indicated and on the 30th day of December, 2002.

                   Signature                                                 Title
                   ---------                                                 -----
   /s/ NANCY D. CELICK
------------------------------
       NANCY D. CELICK                            Trustee and Principal Executive Officer

   /s/ ANNA MARIE LOPEZ
------------------------------
       ANNA MARIE LOPEZ                           Principal Financial and Accounting Officer

   /s/ RANDALL H. BREITENBACH
------------------------------
       RANDALL H. BREITENBACH                     Trustee

   /s/ ROBERT L. BURCH III
------------------------------
       ROBERT L. BURCH III                        Trustee
   /s/ JOHN A.G. GAVIN
------------------------------
       JOHN A.G. GAVIN                            Trustee

                            HOTCHKIS AND WILEY FUNDS

                                  EXHIBIT INDEX

Exhibit
Number                     Description
-------                    -----------
(j)    Consent of independent accountants